Oppenheimer
Limited Term Municipal Fund

Prospectus dated November 22, 2002

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                                         Oppenheimer Limited Term Municipal
                                         Fund is a mutual fund. It seeks a high
                                         level of current income exempt from
                                         federal personal income taxes by
                                         investing in municipal securities.
                                               This Prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. It also contains
                                         important information about how to buy
                                         and sell shares of the Fund and other
                                         account features. Please read this
                                         Prospectus carefully before you invest
As with all mutual funds, the            and keep it for future reference about
Securities and Exchange Commission has   your account.
not approved or disapproved the Fund's
securities nor has it determined that
this Prospectus is accurate or
complete. It is a criminal offense to
represent otherwise.
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                                                    [logo]  OppenheimerFunds(R)
                                                      The Right Way to Invest

CONTENTS

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                    ABOUT THE FUND

                    The Fund's Investment Objective and Strategies
                    Main Risks of Investing in the Fund
                    The Fund's Past Performance
                    Fees and Expenses of the Fund
                    About the Fund's Investments
                    How the Fund is Managed

                    ABOUT YOUR ACCOUNT

                    How to Buy Shares
                    Class A Shares
                    Class B Shares
                    Class C Shares

                    Special Investor Services
                    AccountLink
                    PhoneLink
                    OppenheimerFunds Internet Website

                    How to Sell Shares
                    By Wire
                    By Mail
                    By Telephone
                    By Checkwriting

                    How to Exchange Shares
                    Shareholder Account Rules and Policies
                    Dividends and Taxes
                    Financial Highlights

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ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT  IS THE  FUND'S  INVESTMENT  OBJECTIVE?  The  Fund  seeks  a high  level  of current income exempt from federal income tax.

WHAT DOES THE FUND MAINLY INVEST IN?  As a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in investment-grade municipal securities that are exempt from federal income tax
(including securities subject to alternative minimum tax).  Under normal market conditions, as a non-fundamental policy, the Fund will invest at least 95% of its net assets in those securities.  Not more than 5% of total assets will be invested in securities rated below investment grade at the time of acquisition.
Municipal securities include municipal bonds (which are debt obligations having a maturity of more than one year when issued), municipal notes (which are debt obligations having a maturity of less than one year when issued), and interests in municipal leases. "Investment-grade" securities are securities rated in the four highest rating categories of national rating organizations such as Moody's
Investors Services or unrated securities judged by the Fund's investment
Manager, OppenheimerFunds, Inc., to be comparable to securities rated as investment grade. These investments are more fully explained in "About the
Fund's Investments," below.

      The Fund seeks to maintain a dollar-weighted average effective portfolio maturity of five years or less. However, the Fund can invest in securities that have short, intermediate or long maturities. Because of events affecting the bond markets and interest rate changes, the maturity of the portfolio might not meet that target at all times.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In
selecting securities for the Fund, the portfolio managers look nationwide for municipal securities, evaluating them using a variety of factors that may change over time and may vary in particular cases. The portfolio managers currently look for:
      o  Securities that offer high current income,

      o  A wide range of issuers and securities to provide portfolio diversification,

      o  Investment-grade securities that offer high income, particularly callable bonds,

      o  Securities of a variety of different issuers, for portfolio diversification to help reduce risk of volatility, including unrated bonds and securities of smaller issuers that might be overlooked by other investors and funds,
o     Coupon interest or accretion rates, current market interest rates, callability and call prices that might change the effective maturity of particular securities and the overall portfolio, and
o     Securities with maturities of one to twenty years, so that portions of the portfolio will mature at different times to reduce share price volatility.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for individual investors who are seeking income exempt from federal personal income taxes, from a portfolio or intermediate  maturity to try to reduce share price volatility. The Fund does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for and does not offer its shares to retirement plan accounts. The Fund is intended to be a long-term investment but is not a complete investment program.
Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. The value of the Fund's investments will change over time due to a number of factors.
They include changes in general bond market movements, the change in value of particular bonds or the income they pay because of an event affecting the issuer, or changes in interest rates that can affect bond prices overall. There is also the risk that poor security selection by the Fund's investment Manager will cause the Fund to underperform other funds having a similar objective.

CREDIT RISK. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might fall. To help reduce credit risks, the Fund focuses on investing in investment-grade securities. However, credit ratings are not guarantees of an issuer's timely payments of its obligations. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

INTEREST RATE RISKS. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued municipal securities generally rise. When interest rates rise, the values of already-issued municipal securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for securities having longer maturities.

      Although the Fund attempts to limit its average effective portfolio maturity to not more than five years, the Fund can hold securities having maturities of more than five years to seek higher income. When the Fund holds securities with longer maturities, it will seek to manage its average effective portfolio maturity with other investment techniques. When the average effective maturity of the Fund's portfolio is relatively longer, its share prices may fluctuate more when interest rates change. However, the Fund's maturity management strategy could be unsuccessful, so that the prices of its portfolio securities could be more volatile than anticipated.

      Additionally, the Fund can buy variable and floating rate obligations.
When interest rates fall, the yields of these securities decline. Callable bonds the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing its income.

RISKS OF DERIVATIVE INVESTMENTS. The Fund can use derivatives to seek increased income or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, "inverse floaters" and interest rate swaps are examples of derivatives the Fund can use.

      If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the
Fund will get less income than expected, its hedge might be unsuccessful, and its share prices could fall. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can increase the volatility of the Fund's share prices. Some derivatives may be illiquid, making it difficult for the Fund to value and to sell them at an acceptable price.

BORROWING FOR LEVERAGE. As a fundamental policy, the Fund can borrow from banks in amounts up to 10% of its total assets for emergency purposes or to buy portfolio securities. This use of "leverage" will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund's share prices more sensitive to interest rate changes.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance, and the prices of its shares.
Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      While the Fund's strategy of managing the volatility of its portfolio by limiting its effective maturity may help reduce fluctuations in the Fund's share prices, unanticipated events can affect the maturity of securities and reduce the effectiveness of that strategy. In the OppenheimerFunds spectrum, the Fund is more conservative than some types of bond funds, such as high yield bond funds, and may be less volatile than longer-term tax-exempt funds, but it has greater risks than money market funds.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Fund, by showing changes in the Fund's performance (for its Class A shares) for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to those of a broad-based market index. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  The after-tax returns for the other classes of shares will vary.  In certain cases, the figure representing
"Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[see appendix to the prospectus for data in bar chart showing annual total returns.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
For the period from 1/01/02 through 9/30/02, the cumulative return (not annualized) before taxes for Class A shares was 7.64%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 4.94% (1Qtr '95) and the lowest return (not annualized)
before taxes for a calendar quarter was -4.59% (1Qtr '94).

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Average Annual Total Returns        1 Year            5 Years          10 Years
for    the    periods    ended                                        (or life of
December 31, 2001                                                   class, if less)
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Class A Shares  (inception
11/11/86)                            0.07%             3.68%             5.07%
  Return Before Taxes                0.07%             3.63%             4.94%
  Return After Taxes on
  Distributions                      1.97%             3.91%             5.04%
  Return  After  Taxes  on
  Distributions  and  Sale
  of Fund Shares
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Lehman Brothers Municipal
Bond Index (reflects no
deduction for fees, expenses         5.13%             5.98%            6.63%1
or taxes)
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Class  B   Shares   (inception      -1.10%             3.45%             4.03%
9/11/95)
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Class  C   Shares   (inception                           3.63%
12/1/93)                           1.94%                               3.76%
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1.    From 12/31/1991.

The Fund's average annual total returns include the applicable sales charge:
for Class A, the current maximum initial sales charge of 3.50%; for Class B, the applicable contingent deferred sales charges of 4% (1-year) and 1%
(5-year); for Class C, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, Class B "life-of-class" performance does not include the contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds. However, the index performance reflects reinvestment of income but does not consider the effects of transaction costs.
The Fund's investments vary from the securities in the index.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal year ended September
30, 2002.

Shareholder Fees (charges paid directly from your investment):

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                                       Class A       Class B       Class C
                                        Shares       Shares        Shares
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Maximum Sales Charge (Load) on
Purchases (as % of offering price)      3.50%         None          None
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Maximum Deferred Sales Charge
(Load) (as % of the lower of the
original offering price or
redemption proceeds)                    None1          4%2           1%3
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1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the fifth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

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                                       Class A       Class B       Class C
                                       Shares        Shares        Shares
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Management Fees                         0.48%         0.48%         0.48%
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Distribution and/or Service             0.24%         1.00%         1.00%
(12b-1) Fees
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Other Expenses                          0.20%         0.20%         0.20%
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Total Annual Operating Expenses         0.92%         1.68%         1.68%
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Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The
Transfer Agent has voluntarily undertaken to the Fund to limit transfer agent fees to 0.35% of average daily net assets per fiscal year for each share class.
That undertaking may be amended or withdrawn at any time. After the management fee waiver, the actual "Other Expenses" and "Total Annual Operating Expenses"
as percentages of average daily net assets were 0.45% and 0.89% for Class A shares, 0.45% and 1.65% for Class B shares and 0.45% and 1.65% for Class C shares.

EXAMPLES. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

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If shares are redeemed:           1 year      3 years    5 years    10 years
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Class A Shares                     $441        $633        $841      $1,442
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Class B Shares                     $571        $730       $1,013     $1,5991
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Class C Shares                     $271        $530        $913      $1,987
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If shares are not redeemed:       1 year      3 years    5 years    10 years1
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Class A Shares                     $441        $633        $841      $1,442
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Class B Shares                     $171        $530        $913      $1,5991
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Class C Shares                     $171        $530        $913      $1,987
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In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and
Class C expenses do not include contingent deferred sales charges.
1. Class B expense for years 7 through 10 are based on Class A expenses, since
Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different investments will vary over time based on the
Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below.
The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by diversifying investments, emphasizing investment-grade securities, seeking to limit the average effective maturity of the portfolio, and carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yields and share prices of the Fund will change daily based on changes in market prices of securities, interest rates and market conditions and in response to other economic events. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

Municipal Securities. The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other municipal debt obligations.
      These are debt obligations issued by the governments of states, their political subdivisions (such as cities, towns and counties), the District of Columbia, or by their agencies, instrumentalities and authorities, if the interest paid on the security is not subject to federal personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued). The Fund can also buy securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued).  The opinion of bond counsel does not insure that the interest will remain tax-exempt during the life of the bond.  All of these types of debt obligations are referred to as "municipal securities" in this
      Prospectus.

What is A Municipal Security? A municipal security is essentially a loan by the buyer to the issuer of the security. The issuer promises to pay back the principal amount of the loan and normally pays interest exempt from federal personal income taxes.

      Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, specific projects or public facilities. The Fund can invest in municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

      The Fund can also buy "revenue obligations," whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some of these revenue obligations are private activity bonds that pay interest that may be a tax preference for investors subject to alternative minimum tax.

o     Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The
      Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Some lease obligations might not have an active trading market, making it difficult for the Fund to value and to sell them at an acceptable price.

Determining the "Average Effective Maturity" of the Fund's Portfolio. In
      general, when interest rates change, debt securities having shorter maturities fluctuate in value less than securities with longer maturities.  The Fund tries to reduce the volatility of its share prices by seeking to maintain an average effective portfolio maturity of five years or less. It measures the "average" maturity of all of its securities on a "dollar-weighted" basis, meaning that larger securities holdings have a greater effect on overall portfolio maturity than smaller holdings. The Fund can therefore hold securities with stated and effective maturities of more or less than five years.

      The "effective" maturity of a security is not always the same as the stated maturity date. A number of factors may cause the "effective"
      maturity to be shorter than the stated maturity. For example, a bond's effective maturity might be deemed to be shorter (for pricing and trading purposes) than its stated maturity as a result of differences between its coupon interest rate and current market interest rates, whether the bond is callable (that means the issuer can pay off the bond prior to its stated maturity), the rate of accretion of discounts on the bond, and other factors such as mandatory put provisions and scheduled sinking fund payments.

      When interest rates change, securities that have an effective maturity that is shorter than their stated maturity tend to behave like securities having those shorter maturity dates. However, those securities might not behave as expected, and the Fund might not always be successful in maintaining its average effective portfolio maturity at five years or less or in reducing the volatility of its share prices.

Ratings of Municipal Securities. As a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in investment-grade municipal securities that are exempt from federal income tax (including securities subject to alternative minimum tax). Under normal market conditions, as a non-fundamental policy, the Fund will invest at least 95% of its net assets in these securities. Not more than
      5% of total assets will be invested in securities rated below investment grade at the time of acquisition. "Investment grade" securities are those rated within the four highest rating categories of Moody's, Standard &
      Poor's, or Fitch or other nationally-recognized rating organizations, or
      (if unrated) judged by the Manager to be comparable to securities rated as investment grade. Rating definitions of rating organizations are in
      Appendix A to the Statement of Additional Information. If a security the
      Fund buys is not rated, the Manager will use its judgment to assign a rating that it believes is comparable to that of a rating organization.

      The Manager relies to some extent on credit ratings by nationally recognized rating organizations in evaluating the credit risk of securities selected for the Fund's portfolio. It also uses its own research and analysis to evaluate risks. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security might change over time. If the rating of a security is reduced after the Fund buys it, the Fund is not required automatically to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

o     Special Risks of Lower-Grade Securities. Municipal securities that are below investment grade (these are sometimes called "junk bonds") may be subject to greater price fluctuations and risks of loss of income and principal than investment grade municipal securities. Securities that are
      (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. They may also be less liquid than investment-grade securities, making it harder for the Fund to sell them at an acceptable price.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this
Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of
Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its investment objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of the different types of techniques and investments described below. These techniques have risks although some of them are designed to help reduce overall investment or market risks.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank or the 91-day U.S. Treasury Bill rate.
o     Inverse Floaters Have Special Risks. Variable rate bonds known as
      "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of
      "derivative security."  Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund will not invest more than
      20% of its total assets in inverse floaters.

"When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase municipal securities on a "when-issued" basis and can purchase or sell securities on a "delayed- delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the when-issued security declines prior to the settlement date. No income accrues to the Fund on a when-issued security until the
      Fund receives the security on settlement of the trade.

Puts and Stand-By Commitments. The Fund can acquire "stand-by commitments" or
      "puts" with respect to municipal securities. These investments give the
      Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, a security having this feature may have a lower interest rate. The Fund will acquire stand-by commitments or puts solely to enhance portfolio liquidity.
Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under federal securities laws before they can be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can use derivatives to seek increased income or to try to hedge investment risks. The Fund generally does not use hedging instruments, such as options, to try to hedge investment risks.
      In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. "Inverse floaters" and "variable rate obligations" are examples of derivatives that the Fund can use.
o     There are Special Risks in Using Derivative Investments.  If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund will get less income than expected or its hedge might be unsuccessful, and its share prices could fall. To try to preserve capital, the Fund has limits on the amount of particular types of derivatives it can hold.  However, using derivatives can increase the volatility of the Fund's share prices. Some derivatives may be illiquid, making it difficult for the Fund to sell them quickly at an acceptable price.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS. In times of adverse or unstable market, political or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally, they would be high-quality, short-term money market instruments such as U.S. Government securities, highly-rated commercial paper, short-term corporate debt obligations, bank deposits or repurchase agreements. To the extent the Fund invests in these securities, it might not achieve its investment objective.
      Under normal market conditions, the Fund can also hold these types of investments for cash management purposes (in amounts not exceeding 20% of its total assets) pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the
Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since January 1960. The
Manager and its subsidiaries and controlled affiliates managed more than $120 billion in assets as of September 30, 2002, including other Oppenheimer funds with more than 7 million shareholder accounts. The Manager is located at 498
Seventh Avenue, New York, New York 10018.

Portfolio Managers. The Fund is managed by a portfolio management team comprised of Ronald Fielding and other investment professionals selected from the Manager's Rochester Division.  This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio.  Mr. Fielding is a Senior Vice President of the Manager (since
      January 1996) and a Vice President of the Fund.  Mr. Fielding serves in a similar capacity for other Oppenheimer funds.

Advisory Fees. Under the investment advisory agreement, the Fund pays the
      Manager an advisory fee at an annual rate which declines as the Fund's assets grow: 0.50% of the first $100 million of average annual net assets, 0.45% of the next $150 million, 0.425% of the next $250 million, and 0.40% of average annual net assets in excess of $500 million. The
      Fund's management fee for its last fiscal year ended September 30, 2002, was 0.48% of average annual net assets for each class of shares.

ABOUT your account

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.
Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the
      Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account
      Application and return it with a check payable to "OppenheimerFunds
      Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If
      you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500.
      Before sending a wire, call the Distributor's Wire Department at
      1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you
      pay for shares by electronic funds transfers from your bank account.
      Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds
      PhoneLink, also described below. Please refer to "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of the
      Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
      Details are in the Asset Builder Application and the Statement of
      Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the
      Exchange is open for trading (referred to in this Prospectus as a
      "regular business day"). The Exchange normally closes at 4:00 P.M.,
      Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by dividing the value of the
      Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's
      Board of Trustees has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

      If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of
      Trustees has authorized the Manager, subject to the Board's review, to ascertain a fair value for such security.  A security's valuation may differ depending on the method used for determining value.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the
      Distributor's close of business on a regular business day (normally 5:00
      P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

---------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in
      "How Can You Buy Class A Shares?" below.
---------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within five years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How
      Can You Buy Class B Shares?" below.
---------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You
      Buy Class C Shares?" below.
---------------------------------------------------------------------------------

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.
   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class
      B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within five years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or
      $1 million or more of Class C shares from a single investor.

o     Investing  for the Longer Term.  If you are  investing  less than  $100,000 for the  longer-term,  for  example  for  retirement,  and do not expect to need  access to your money for seven  years or more,  Class B shares may be appropriate.

Are There  Differences  in Account  Features  That  Matter to You?  Some  account features may not be available  to Class B and Class C  shareholders.  Other features  may not be  advisable  (because  of the effect of the  contingent deferred  sales  charge) for Class B and Class C  shareholders.  Therefore, you should  carefully  review how you plan to use your  investment  account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of
      Additional Information. Share certificates are only available on Class A shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class
      C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
      Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
       Amount of Purchase Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $100,000            3.50%             3.63%             3.00%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.00%             3.09%             2.50%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.50%
 less than $1 million
 ------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the
      Statement of Additional Information.
Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 0.50% of purchases of $1 million or more (other than purchases by retirement plans, which are not permitted to purchase shares of the Fund). That concession will be paid only on purchases that were not previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18 month "holding period"
      measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within five years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds.
The Class B contingent deferred sales charge is paid to compensate the
Distributor for its expenses of providing distribution-related services to the
Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:
--------------------------------------------------------------------------------
Years Since Beginning of Month in      Contingent Deferred Sales Charge on
Which Purchase Order was Accepted      Redemptions in That Year
                                       (As % of Amount Subject to Charge)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0 - 1                                  4.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 - 2                                  3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - 3                                  2.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3 - 4                                  2.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4 - 5                                  1.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
More than 5                            None
--------------------------------------------------------------------------------
In the  table,  a  "year"  is a  12-month  period.  In  applying  the  contingent deferred  sales charge,  all  purchases  are  considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service
      Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed.
      When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see
      "Class B Conversion" in the Statement of Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class
C shares.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
      A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.
      Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund.  The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has
      adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
      Class B shares and on Class C shares. The Distributor also receives a service fee of up to 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class
      C expenses by 1.00% of the net assets per year of the respective class.
      Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The
      Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales concession of 2.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 3.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. See the Statement of Additional
      Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class
      C shares that have been outstanding for a year or more. See the Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer
      Agent for more information.
      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.
      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer
Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the
      PhoneLink number and the Fund will send the proceeds directly to your
      AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user
I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at
1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the
Statement of Additional Information for details.

REINVESTMENT PRIVILEGE If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by using the Fund's checkwriting privilege, or by telephone. You can also set up Automatic
Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the
Transfer Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check
   o  The redemption check is not payable to all shareholders listed on the account statement
   o  The redemption check is not sent to the address of record on your account statement
   o  Shares are being transferred to a Fund account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.
Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by
      Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

Checkwriting. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards.
They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use.
Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.225.5677 to request checkwriting for an account in this Fund with the same registration as the other account.
o     Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
o     Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o     Checks must be written for at least $500. Checks written below the stated
      amount on the check will not be accepted. However, if you have existing checks indicating a $100 minimum, you may still use them for amounts of
      $100 or more.
o     Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o     You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
o     Don't use your checks if you changed your Fund account number, until you receive new checks.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver Colorado 80217                    Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.
Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH your DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of
Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)
      A contingent  deferred  sales charge will be based on the lesser of the net asset value of the  redeemed  shares at the time of  redemption  or the  original net asset value. A contingent deferred sales charge is not imposed on:
o     the amount of your account  value  represented  by an increase in net asset value over the initial purchase price,
o     shares  purchased  by  the  reinvestment  of  dividends  or  capital  gains distributions, or
o     shares  redeemed in the special  circumstances  described  in Appendix C to the Statement of Additional Information
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.
      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of both funds must offer the exchange privilege.
   o  You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and read its prospectus.
      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange
Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.
      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:
Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.
Telephone  Exchange  Requests.  Telephone exchange requests may be made either by calling  a  service  representative  or by using  PhoneLink  for  automated exchanges by calling  1.800.225.5677.  Telephone exchanges may be made only between  accounts  that are  registered  with the same name(s) and address.
      Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o     Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New
      York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by the same day exchange.
o     The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.
   o  The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
A $12 annual fee is assessed on any account valued at less than $500. The fee is automatically deducted from accounts annually on or about the second to last business day of September. See the Statement of Additional
      Information, or visit the OppenheimerFunds website, to learn how you can avoid this fee and for circumstances when this fee will not be assessed.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that perform account transactions for their clients by participating in
      NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as
      10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the
      Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or
      Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly- purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

       The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of
Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Additionally, the amount of those dividends and any other distributions paid on Class B and Class C shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than for Class B and Class C shares, which normally have higher expenses than Class A.  The Fund cannot guarantee that it will pay any dividends or other distributions.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.
Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
      AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
      reinvest all distributions in the same class of shares of another
      OppenheimerFunds account you have established.

Taxes.  Dividends  paid  from  net  investment  income  earned  by  the  Fund  on municipal  securities  will be  excludable  from gross income for federal  income tax  purposes.  All or a  portion  of the  dividends  paid by the  Fund  that are derived from interest  paid on certain  "private  activity  bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax.

     Dividends and capital gains distributions may be subject to federal, state or local taxes.  Any short-term capital gain distributions are taxable to you as ordinary income.  Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the
Fund.  The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values.  All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains.
Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.  Every year the Fund will send you and the
IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.
      Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders
      This  information  is only a summary of certain  federal  and state  income tax information  about your investment.  You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the
Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

 Class A    Year Ended September 30,                  2001        2000
1999         1998         1997
==============================================================================================================

 Per Share Operating
Data
 Net asset value, beginning of period               $  14.28    $  14.76  $
15.65   $    15.16      $ 14.69
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .73
..72        .72          .69          .80
 Net realized and unrealized gain (loss)                 .42
(.39)      (.88)         .51          .45

----------------------------------------------------------
 Total income (loss) from investment operations         1.15
..33       (.16)        1.20         1.25
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
to

shareholders:
 Dividends from net investment income                   (.72)
(.72)      (.71)        (.71)        (.78)
 Distributions from net realized gain                     --
(.09)      (.02)          --           --

----------------------------------------------------------
 Total dividends and/or
distributions
 to shareholders                                        (.72)
(.81)      (.73)        (.71)        (.78)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $  14.71    $  14.28  $
14.76   $    15.65      $ 15.16

==========================================================

==============================================================================================================
 Total Return, at Net Asset Value/1/                    8.22%       2.48%
(1.08)%       8.14%        8.72%

==============================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)           $100,734    $ 99,032  $
124,273   $  106,909      $87,111
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $ 97,558    $106,818  $
118,906   $   97,001      $85,590
--------------------------------------------------------------------------------------------------------------
 Ratios to average net
assets:/2/
 Net investment income                                  5.02%
5.13%      4.72%        4.58%        5.35%
 Expenses                                               0.94%
0.94%      0.90%        0.94%/3/     1.02%/3/
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   32%
74%        10%          53%          31%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

 Class B   Year Ended September 30,                    2001
2000        1999        1998         19971/1/
==============================================================================================================

 Per Share Operating
Data
 Net asset value, beginning of period               $ 14.28     $ 14.76     $
15.65     $ 15.16       $ 14.69
--------------------------------------------------------------------------------------------------------------
 Income (loss) from
investment

operations:
 Net investment income                                  .62
..62         .62         .59           .67
 Net realized and unrealized gain (loss)                .41
(.39)       (.89)        .50           .46

------------------------------------------------------------
 Total income (loss) from investment operations        1.03
..23        (.27)       1.09          1.13
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
to

shareholders:
 Dividends from net investment income                  (.61)
(.62)       (.60)       (.60)         (.66)
 Distributions from net realized gain                    --
(.09)       (.02)         --            --

------------------------------------------------------------
 Total dividends and/or
distributions
 to shareholders                                       (.61)
(.71)       (.62)       (.60)         (.66)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 14.70     $ 14.28     $
14.76     $ 15.65        $15.16

============================================================
==============================================================================================================
 Total Return, at Net Asset Value/2/                  7.34%       1.71%
(1.83)%      7.32%          7.88%
==============================================================================================================
 Ratios/Supplemental
Data
 Net assets, end of period (in thousands)           $19,519     $17,972
$18,856     $13,537        $7,690
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $18,479     $18,498
$17,203     $10,830        $4,763
--------------------------------------------------------------------------------------------------------------
 Ratios to average net
assets:/3/
 Net investment income                                 4.25%
4.36%       3.96%       3.92%         4.54%
 Expenses                                              1.70%
1.70%       1.66%       1.69%/4/      1.79%/4/
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 32%
74%         10%         53%           31%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

 Class C Year Ended September 30,                        2001
2000        1999        1998        1997
==============================================================================================================
 Per Share Operating
Data
 Net asset value, beginning of period                $  14.25   $   14.73
$   15.62   $   15.13   $   14.67
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment
operations:
 Net investment income                                    .62
..62         .61         .58         .66
 Net realized and unrealized gain (loss)                  .42
(.39)       (.88)        .51         .47

--------------------------------------------------------
 Total income (loss) from investment operations          1.04
..23        (.27)       1.09        1.13
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
to

shareholders:
 Dividends from net investment income                    (.61)
(.62)       (.60)       (.60)       (.67)
 Distributions from net realized gain                      --
(.09)       (.02)         --          --
--------------------------------------------------------------------------------------------------------------
 Total dividends and/or
distributions
 to shareholders                                         (.61)
(.71)       (.62)       (.60)       (.67)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $  14.68   $   14.25
$   14.73   $   15.62   $   15.13

========================================================
==============================================================================================================
 Total Return, at Net Asset Value/1/                     7.43%
1.71%      (1.84)%      7.34%       7.85%
==============================================================================================================
 Ratios/Supplemental
Data
 Net assets, end of period (in thousands)            $ 19,604   $  17,282
$  21,876   $  17,673   $  13,940
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $ 17,692   $  18,906
$  21,036   $  16,367   $  11,970
--------------------------------------------------------------------------------------------------------------
 Ratios to average net
assets:2
 Net investment income                                  4.25%
4.37%       3.96%       3.85%       4.57%
 Expenses                                               1.70%
1.70%       1.66%       1.69%/3/    1.77%/3/
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  32%
74%         10%         53%         31%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

INFORMATION AND SERVICES

For More Information on Oppenheimer Limited Term Municipal Fund
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:
------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL.OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or read or
                              down-load documents on the OppenheimerFunds
                              website: www.oppenheimerfunds.com
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the
Fund are available on the EDGAR database on the SEC's Internet website at
www.sec.gov. Copies may be obtained after payment of a duplicating fee by
-----------
electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                [logo]      OppenheimerFunds
Distributor, Inc.
The Fund's SEC File No.:811-2668
PR0860.001.1102
Printed on recycled paper

                            APPENDIX TO PROSPECTUS OF
                     OPPENHEIMER LIMITED TERM MUNICIPAL FUND

      Graphic material included in Prospectus of Oppenheimer Limited Term
Municipal Fund:  "Annual Total Returns (Class A) (as of 12/31 each year).

      A bar chart will be included in the Prospectus of Oppenheimer Limited
Term Municipal Fund (the "Fund") depicting the annual total returns of a hypothetical $10,000 investment in Class A shares of the Fund for each of the
10 most recent calendar years without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

Calendar          Oppenheimer Limited Term
Year              Municipal Fund
Ended             Class A Shares
-----             --------------

12/31/92              9.32%
12/31/93              9.91%
12/31/94             -4.36%
12/31/95             13.40%
12/31/96              5.06%
12/31/97              9.02%
12/31/98              6.15%
12/31/99             -3.44%
12/31/00              7.14%
12/31/01              3.69%

Oppenheimer Limited Term Municipal Fund

6803 South Tucson Way, Centennial, Colorado 80112
1-800-525-7048

Statement of Additional Information dated November 22, 2002

      This  Statement  of  Additional  Information  is  not  a  prospectus.  This
document  contains   additional   information  about  the  Fund  and  supplements
information  in the  Prospectus  dated  November  22,  2002.  It  should  be read together  with the  Prospectus,  which may be  obtained  by writing to the Fund's
Transfer Agent,  OppenheimerFunds  Services,  at P.O. Box 5270, Denver,  Colorado
80217 or by calling the  Transfer  Agent at the  toll-free  number shown above or
by   downloading   it   from   the    OppenheimerFunds    Internet   website   at
www.oppenheimerfunds.com.

Contents                                                                  Page

About the Fund

About Your Account

Financial Information About the Fund

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

The investment  objective and the principal  investment  policies of the Fund are described in the Prospectus.  This Statement of Additional  Information  contains supplemental  information  about those policies and the types of securities  that the Fund's investment Manager,  OppenheimerFunds,  Inc., can select for the Fund.
Additional  explanations  are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment  Policies.  The composition of the Fund's portfolio and the techniques  and strategies  that the Fund's  Manager uses in selecting  portfolio securities  will  vary  over  time.  The Fund is not  required  to use all of the investment  techniques  and  strategies  described  below at all times in seeking its goal. It may use some of the special  investment  techniques  and  strategies at some times or not at all.

      The Fund does not make  investments  with the objective of seeking  capital growth.  However,  the values of the securities  held by the Fund may be affected by  changes  in  general  interest  rates  and  other  factors,  prior  to  their maturity.  Because the current  values of debt  securities  vary  inversely  with changes  in  prevailing  interest  rates,  if  interest  rates  increase  after a security is purchased,  that  security  will normally fall in value.  Conversely, should  interest  rates  decrease  after a security is  purchased,  normally  its value will rise.

      However,   those  fluctuations  in  value  will  not  generally  result  in realized  gains or losses to the Fund  unless the Fund sells the  security  prior to the  security's  maturity.  A debt  security held to maturity is redeemable by its issuer at full  principal  value  plus  accrued  interest.  The Fund does not usually intend to dispose of securities  prior to their  maturity,  but may do so for liquidity  purposes,  or because of other  factors  affecting the issuer that cause the Manager to sell the particular  security.  In that case, the Fund could realize a capital gain or loss on the sale.

      There are  variations in the credit quality of municipal  securities,  both within a particular  rating  classification  and between  classifications.  These variations  depend  on  numerous  factors.  The  yields of  municipal  securities depend on a number of factors,  including  general  conditions  in the  municipal securities  market,  the  size of a  particular  offering,  the  maturity  of the obligation  and rating (if any) of the issue.  These  factors  are  discussed  in greater detail below.

|X|   Portfolio  Turnover.  A change  in the  securities  held by the  Fund  from buying and  selling  investments  is known as  "portfolio  turnover."  Short-term trading  increases the rate of portfolio  turnover and could  increase the Fund's transaction  costs.  However,  the Fund ordinarily  incurs little or no brokerage expense because most of the Fund's  portfolio  transactions  are principal trades that do not require payment of brokerage commissions.

      The Fund  ordinarily  does not trade  securities to achieve  capital gains, because they would not be tax-exempt  income.  To a limited degree,  the Fund may engage in short-term  trading to attempt to take  advantage of short-term  market variations.  It may also do so to dispose of a  portfolio  security  prior to its maturity.  That might be done if, on the basis of a revised credit  evaluation of the issuer or other  considerations,  the Manager  believes such  disposition  is advisable or the Fund needs to generate  cash to satisfy  requests to redeem Fund shares.  In those  cases,  the Fund may  realize  a  capital  gain or loss on its investments.  The Fund's annual portfolio  turnover rate normally is not expected to exceed 100%.

Municipal  Securities.  The types of municipal  securities  in which the Fund may invest are  described in the  Prospectus  under  "About the Fund's  Investments."
Municipal  securities  are  generally  classified  as general  obligation  bonds, revenue  bonds and notes.  A discussion of the general  characteristics  of these principal types of municipal securities follows below.

|X|   Municipal  Bonds.  We  have  classified   municipal   securities  having  a
maturity  (when the  security  is  issued)  of more  than one year as  "municipal bonds." The principal  classifications of long-term  municipal bonds are "general obligation" and "revenue"  (including  "industrial  development") bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be  "callable,"  allowing  the issuer to redeem  them before their  maturity date. To protect  bondholders,  callable bonds may be issued with provisions  that prevent them from being called for a period of time.  Typically, that is 5 to 10 years from the issuance date.  When interest  rates  decline,  if the call  protection  on a bond has  expired,  it is more  likely that the issuer may call the bond.  If that occurs,  the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

|_|   General  Obligation  Bonds.  The basic security  behind general  obligation bonds is the issuer's  pledge of its full faith and credit and taxing  power,  if any,  for the  repayment of  principal  and the payment of  interest.  Issuers of general obligation bonds include states,  counties,  cities,  towns, and regional districts.  The  proceeds of these  obligations  are used to fund a wide range of public projects,  including construction or improvement of schools,  highways and roads,  and water and sewer  systems.  The rate of taxes  that can be levied  for the  payment  of debt  service  on  these  bonds  may be  limited  or  unlimited.
Additionally,  there  may  be  limits  as  to  the  rate  or  amount  of  special assessments that can be levied to meet these obligations.

|_|   Revenue Bonds.  The principal  security for a revenue bond is generally the net revenues  derived from a particular  facility,  group of  facilities,  or, in some  cases,  the  proceeds  of a special  excise tax or other  specific  revenue source.  Revenue bonds are issued to finance a wide variety of capital  projects.
Examples include electric, gas, water and sewer systems;  highways,  bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although  the  principal  security  for these  types of bonds may vary from bond to bond,  many  provide  additional  security in the form of a debt  service reserve  fund that may be used to make  principal  and  interest  payments on the
issuer's   obligations.   Housing  finance  authorities  have  a  wide  range  of
security,  including  partially  or  fully  insured  mortgages,  rent  subsidized and/or  collateralized  mortgages,  and/or the net revenues from housing or other public  projects.  Some  authorities  provide  further  security in the form of a state's  ability  (without  obligation)  to  make  up  deficiencies  in the  debt service reserve fund.

|_|   Industrial  Development Bonds.  Industrial development bonds are considered municipal  bonds if the  interest  paid is exempt from federal  income tax.  They are  issued  by or on  behalf of public  authorities  to raise  money to  finance various privately operated  facilities for business and  manufacturing,  housing, sports,  and pollution  control.  These bonds may also be used to finance  public facilities  such as  airports,  mass transit  systems,  ports,  and parking.  The payment of the  principal  and interest on such bonds is dependent  solely on the ability  of the  facility's  user  to  meet  its  financial  obligations  and the pledge,  if any, of real and personal  property  financed by the bond as security for those payments.

|_|   Private  Activity  Municipal  Securities.  The Tax  Reform Act of 1986 (the
"Tax Reform  Act")  reorganized,  as well as  amended,  the rules  governing  tax exemption for interest on certain types of municipal  securities.  The Tax Reform
Act  generally  did not  change  the tax  treatment  of bonds  issued in order to finance  governmental  operations.  Thus,  interest on general  obligation  bonds issued by or on behalf of state or local  governments,  the proceeds of which are used to finance the operations of such  governments,  continues to be tax-exempt.
However,   the  Tax  Reform  Act  limited  the  use  of   tax-exempt   bonds  for
non-governmental  (private) purposes.  More stringent restrictions were placed on the use of proceeds of such bonds.  Interest on certain  private  activity  bonds is  taxable  under the  revised  rules.  There is an  exception  for  "qualified"
tax-exempt  private activity bonds, for example,  exempt facility bonds including
certain  industrial   development  bonds,  qualified  mortgage  bonds,  qualified
Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition,  limitations as to the amount of private  activity bonds which each state may issue were  revised  downward  by the Tax Reform  Act,  which will reduce  the supply of such  bonds.  The value of the  Fund's  portfolio  could be affected if there is a reduction in the availability of such bonds.

      Interest on certain  private  activity  bonds  issued after August 7, 1986, which  continues  to be  tax-exempt,  will be  treated as a tax  preference  item subject  to the  alternative  minimum  tax  (discussed  below)  to which  certain taxpayers are subject.  The Fund may hold  municipal  securities  the interest on which (and thus a proportionate  share of the  exempt-interest  dividends paid by the Fund) will be subject to the Federal  alternative  minimum tax on individuals and corporations.

      The  Federal  alternative  minimum  tax is  designed  to  ensure  that  all persons  who  receive  income pay some tax,  even if their  regular  tax is zero.
This  is  accomplished  in  part by  including  in  taxable  income  certain  tax preference items that are used to calculate  alternative  minimum taxable income.
The Tax Reform Act made tax-exempt  interest from certain private  activity bonds
a  tax  preference  item  for  purposes  of  the   alternative   minimum  tax  on
individuals and corporations.  Any  exempt-interest  dividend paid by a regulated investment  company  will be treated as interest on a specific  private  activity
bond  to  the  extent  of  the   proportionate   relationship  the  interest  the
investment  company  receives  on such  bonds  bears to all its  exempt  interest dividends.

      In addition,  corporate  taxpayers  subject to the alternative  minimum tax may,  under some  circumstances,  have to include  exempt-interest  dividends  in calculating  their  alternative  minimum  taxable  income.  That  could  occur in situations where the "adjusted current  earnings" of the corporation  exceeds its alternative minimum taxable income.

      To determine  whether a municipal  security is treated as a taxable private activity  bond,  it is subject  to a test for:  (a) a trade or  business  use and security  interest,  or (b) a  private  loan  restriction.  Under  the  trade  or business use and security  interest  test, an  obligation  is a private  activity bond if: (i) more than 10% of the bond  proceeds  are used for  private  business purposes  and (ii) 10% or more of the  payment of  principal  or  interest on the issue is directly or  indirectly  derived  from such private use or is secured by the privately  used property or the payments  related to the use of the property.
For  certain  types  of  uses,  a  5%  threshold  is  substituted  for  this  10%
threshold.

      The term  "private  business  use"  means any direct or  indirect  use in a trade or business  carried on by an  individual  or entity  other than a state or municipal  governmental  unit. Under the private loan restriction,  the amount of bond  proceeds  that may be used to make  private  loans is limited to the lesser of 5% or  $5.0  million  of the  proceeds.  Thus,  certain  issues  of  municipal securities could lose their tax-exempt  status  retroactively if the issuer fails to meet  certain  requirements  as to the  expenditure  of the  proceeds  of that issue or the use of the  bond-financed  facility.  The Fund makes no  independent investigation  of the users of such bonds or their use of  proceeds of the bonds.
If the Fund should hold a bond that loses its  tax-exempt  status  retroactively, there might be an adjustment to the tax-exempt income  previously  distributed to shareholders.

      Additionally,  a private  activity bond that would otherwise be a qualified tax-exempt  private  activity bond will not, under Internal  Revenue Code Section
147(a),  be a qualified  bond for any period  during which it is held by a person who is a "substantial  user" of the  facilities or by a "related  person" of such a substantial  user.  This  "substantial  user"  provision  applies  primarily to exempt facility  bonds,  including  industrial  development  bonds.  The Fund may invest  in  industrial  development  bonds  and  other  private  activity  bonds.
Therefore,  the Fund may not be an appropriate  investment for entities which are
"substantial  users" (or persons related to  "substantial  users") of such exempt facilities.  Those entities and persons should consult their tax advisors  before purchasing shares of the Fund.

      A  "substantial  user"  of  such  facilities  is  defined  generally  as  a
"non-exempt  person who  regularly  uses part of a  facility"  financed  from the proceeds  of  exempt  facility  bonds.  Generally,  an  individual  will not be a
"related  person" under the Internal  Revenue Code unless such  individual or the
individual's   immediate   family  (spouse,   brothers,   sisters  and  immediate
descendants)  own directly or indirectly in the aggregate  more than 50% in value of the equity of a corporation  or partnership  which is a "substantial  user" of a facility financed from the proceeds of exempt facility bonds.

      |X|  Municipal  Notes.  Municipal  securities  having a maturity  (when the security  is  issued)  of less  than one year are  generally  known as  municipal notes.  Municipal  notes  generally  are used to provide for  short-term  working capital  needs.  Some of the types of municipal  notes the Fund can invest in are described below.

        |_| Tax Anticipation  Notes.  These are issued to finance working capital needs of  municipalities.  Generally,  they are issued in anticipation of various seasonal tax revenue,  such as income,  sales,  use or other business taxes,  and are payable from these specific future taxes.

        |_| Revenue  Anticipation  Notes.  These are notes issued in  expectation of receipt of other types of revenue,  such as Federal  revenues  available under
Federal revenue-sharing programs.

        |_| Bond  Anticipation  Notes.  Bond  anticipation  notes  are  issued to provide  interim  financing  until  long-term  financing  can  be  arranged.  The long-term  bonds  that are  issued  typically  also  provide  the  money  for the repayment of the notes.

        |_|  Construction   Loan  Notes.   These  are  sold  to  provide  project
construction   financing  until  permanent   financing  can  be  secured.   After
successful  completion  and acceptance of the project,  it may receive  permanent financing through public agencies, such as the Federal Housing Administration.

      |X|  Tax  Exempt  Commercial  Paper.  This  type of  short-term  obligation
(usually  having a maturity of 270 days or less) is issued by a  municipality  to meet current working capital needs.

      |X|  Municipal  Lease  Obligations.  The Fund's  investments  in  municipal lease obligations may be through  certificates of participation  that are offered to investors by public  entities.  Municipal  leases may take the form of a lease or an  installment  purchase  contract  issued  by a state  or  local  government
authority  to  obtain   funds  to  acquire  a  wide  variety  of  equipment   and
facilities.

      Some   municipal   lease   securities   may  be  deemed  to  be  "illiquid"
securities.  Their  purchase by the Fund would be limited as  described  below in
"Illiquid  Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease  obligations  that the Manager has determined to be liquid under guidelines set by the Board of Trustees.  Those  guidelines  require the Manager to evaluate:
      |_| the frequency of trades and price quotations for such securities;
      |_| the number of dealers or other  potential  buyers  willing to  purchase or sell such securities;
      |_| the availability of market-makers; and
      |_| the nature of the trades for such securities.

      Municipal   leases  have  special  risk   considerations.   Although  lease
obligations do not constitute  general  obligations of the municipality for which the  municipality's  taxing power is pledged,  a lease  obligation  is ordinarily backed by the  municipality's  covenant to budget for,  appropriate  and make the payments  due under the lease  obligation.  However,  certain  lease  obligations contain  "non-appropriation"  clauses which provide that the  municipality has no obligation  to make  lease or  installment  purchase  payments  in  future  years unless  money is  appropriated  for that  purpose  on a yearly  basis.  While the obligation  might be secured by the lease,  it might be  difficult  to dispose of that property in case of a default.

      Projects  financed with  certificates  of  participation  generally are not
subject   to  state   constitutional   debt   limitations   or  other   statutory
requirements  that may  apply  to other  municipal  securities.  Payments  by the public entity on the  obligation  underlying  the  certificates  are derived from available  revenue  sources.  That  revenue  might be  diverted to the funding of other municipal  service  projects.  Payments of interest  and/or  principal with respect  to  the  certificates  are  not  guaranteed  and do  not  constitute  an obligation of a state or any of its political subdivisions.

      In  addition   to  the  risk  of   "non-appropriation,"   municipal   lease
securities  do not  have as  highly  liquid a market  as  conventional  municipal bonds.  Municipal leases,  like other municipal debt obligations,  are subject to the risk of  non-payment  of interest or  repayment  of  principal by the issuer.
The ability of issuers of municipal  leases to make timely lease  payments may be adversely  affected in general  economic  downturns and as relative  governmental cost burdens are reallocated among federal,  state and local governmental  units.
A default in  payment  of income  would  result in a  reduction  of income to the
Fund.  It could also result in a reduction  in the value of the  municipal  lease and that,  as well as a default in  repayment  of  principal,  could  result in a decrease  in the  net  asset  value  of the  Fund.  While  the  Fund  holds  such securities,  the  Manager  will also  evaluate  the  likelihood  of a  continuing market for these securities and their credit quality.

      |X|  Maturity  of the  Fund's  Portfolio.  The  Fund  seeks to  maintain  a dollar-weighted  average  effective  portfolio  maturity of five years or less to try to reduce the volatility of the values of its securities.  However,  the Fund can invest in securities that have short,  intermediate or long  maturities.  The goal is to try to manage the  sensitivity  of the Fund's  portfolio to changes in interest  rates,  and in doing so to manage the  volatility  of the Fund's  share prices in response to those changes.

      The  Manager   determines  the  effective   maturity  of  debt  obligations
purchased  by the Fund  considering  various  factors  that apply to a particular
type  of  debt  obligation,   including  those  described  below.  While  a  debt
security's  maturity  can be used to measure the  sensitivity  of the  security's price to changes in interest  rates,  the term to maturity of a security does not take into account the pattern (or expected  pattern) of the  security's  payments of interest or principal prior to maturity.

      |X| Ratings of Municipal  Securities.  The Fund  normally  invests at least
95%  of  its  net  assets   (plus   borrowing   for   investment   purposes)   in
investment-grade  municipal  securities  that are exempt from federal  income tax
(including  securities  subject to alternative  minimum tax). Not more than 5% of total assets will be invested in securities  rated below  investment grade at the time of acquisition.  Ratings by ratings  organizations such as Moody's Investors
Service,  Standard  & Poor's  Ratings  Service  and  Fitch,  Inc.  represent  the respective  rating  agency's  opinions  of the credit  quality  of the  municipal securities they undertake to rate.  However,  their ratings are general  opinions and are not  guarantees  of  quality.  Municipal  securities  that  have the same maturity,  coupon and rating may have  different  yields,  while other  municipal securities  that have the same  maturity  and coupon but  different  ratings  may have the same yield.

      Subsequent  to its purchase by the Fund, a municipal  security may cease to be rated or its rating may be reduced  below the minimum  required  for  purchase by the  Fund.  Neither  event  requires  the Fund to sell the  security,  but the
Manager  will  consider  such  events  in  determining  whether  the Fund  should continue  to hold the  security.  To the extent  that  ratings  given by Moody's,
Standard  &  Poor's,  or Fitch  change  as a result of  changes  in those  rating organizations  or their rating  systems,  the Fund will attempt to use comparable ratings as standards for  investments  in accordance  with the Fund's  investment policies.

      The  Fund  can  buy  municipal  securities  that  are  "pre-refunded."  The issuer's  obligation  to repay the  principal  value of the security is generally collateralized  with U.S.  government  securities  placed  in an escrow  account.
This  causes the  pre-refunded  security  to have  essentially  the same risks of default as a AAA-rated security.

      The  rating  definitions  of  Moody's,  Standard  & Poor's  and  Fitch  for
municipal   securities   are  contained  in  Appendix  A  to  this  Statement  of
Additional  Information.  The Fund can  purchase  securities  that are unrated by nationally  recognized  rating  organizations.  The  Manager  will  make  its own assessment  of the credit  quality of unrated  issues the Fund buys.  The Manager will use  criteria  similar to those used by the  rating  agencies,  and assign a rating  category to a security that is comparable to what the Manager  believes a rating agency would assign to that security.  However,  the Manager's rating does not constitute a guarantee of the quality of a particular issue.

      |_| Special Risk of  Lower-Grade  Securities.  Lower grade  securities  may have a higher yield than  securities  rated in the higher rating  categories.  In addition  to having a  greater  risk of  default  than  higher-grade  securities, there  may be less of a market  for  these  securities.  As a result  they may be harder to sell at an acceptable  price.  The additional  risks mean that the Fund may not receive the anticipated  level of income from these  securities,  and the
Fund's net asset value may be  affected  by declines in the value of  lower-grade securities.  However,  because the added risk of lower quality  securities  might not be consistent  with the Fund's policy of  preservation  of capital,  the Fund limits its  investments  in lower  quality  securities.  While  securities  rated
"Baa" by Moody's or "BBB" by Standard & Poor's,  are investment  grade,  they may be subject to special risks and have some speculative characteristics.

Other Investment  Techniques and Strategies.  In seeking its objective,  the Fund may from time to time employ the types of investment  strategies and  investments described  below.  It is not required to use all of the  strategies  at all times and at times may not use them.

      The interest rate on a floating  rate note is based on a stated  prevailing market rate,  such as a bank's prime rate,  the 91-day U.S.  Treasury  Bill rate, or some other  standard,  and is  adjusted  automatically  each time such rate is adjusted.  The  interest  rate on a variable  rate note is also based on a stated
prevailing  market rate but is adjusted  automatically at specified  intervals of not less than one year.  Generally,  the  changes  in the  interest  rate on such securities  reduce the  fluctuation  in their  market  value.  As interest  rates decrease or increase,  the potential for capital  appreciation or depreciation is less than that for fixed-rate  obligations of the same maturity.  The Manager may determine  that an unrated  floating rate or variable rate  obligation  meets the
Fund's  quality  standards  by  reason  of being  backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      |X| Floating  Rate and Variable Rate  Obligations.  Some fixed and variable rate  obligations  have a demand  feature  that  allows  the Fund to  tender  the obligation to the issuer or a third party prior to its  maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligation.

      Floating  rate and variable  rate demand notes that have a stated  maturity in excess of one year may have  features  that  permit the holder to recover  the
principal  amount  of  the  underlying   security  at  specified   intervals  not
exceeding  one year and upon not more than 30 days'  notice.  The  issuer of that type of note  normally  has a  corresponding  right  in its  discretion,  after a given  period,  to  prepay  the  outstanding  principal  amount  of the note plus accrued  interest.  Generally the issuer must provide a specified number of days'
notice to the holder.

      |X| Inverse  Floaters and Other  Derivative  Investments.  Inverse floaters
may  offer  relatively  high  current  income,   reflecting  the  spread  between
long-term and  short-term  tax exempt  interest  rates.  As long as the municipal yield curve  remains  relatively  steep and  short-term  rates remain  relatively low,  owners of inverse  floaters will have the  opportunity  to earn interest at above-market  rates because they receive  interest at the higher  long-term rates but  have  paid for  bonds  with  lower  short-term  rates.  If the  yield  curve flattens  and shifts  upward,  an inverse  floater  will lose value more  quickly than a conventional  long-term bond. The Fund will invest in inverse  floaters to seek higher  tax-exempt  yields than are  available  from  fixed-rate  bonds that have  comparable  maturities and credit  ratings.  In some cases the holder of an inverse  floater may have an option to convert the floater to a fixed-rate  bond, pursuant to a "rate-lock option."

      Some inverse  floaters  have a feature  known as an interest  rate "cap" as part of the terms of the  investment.  Investing  in inverse  floaters  that have interest  rate caps might be part of a  portfolio  strategy  to try to maintain a high current  yield for the Fund when the Fund has  invested in inverse  floaters that  expose  the  Fund to the risk of  short-term  interest  rate  fluctuations.
"Embedded"  caps can be used to hedge a portion of the Fund's  exposure to rising interest  rates.  When  interest  rates  exceed a  pre-determined  rate,  the cap generates  additional  cash flows that offset the  decline in  interest  rates on the inverse  floater,  and the hedge is successful.  However,  the Fund bears the risk that if interest  rates do not rise above the  pre-determined  rate, the cap
(which is purchased for additional  cost) will not provide  additional cash flows and will expire worthless.

      Inverse   floaters   are  a  form   of   derivative   investment.   Certain
derivatives,  such as options,  futures,  indexed  securities  and entering  into swap  agreements,  can be used to  increase or  decrease  the Fund's  exposure to changing  security prices,  interest rates or other factors that affect the value of securities.  However,  these techniques could result in losses to the Fund, if the Manager  judges  market  conditions  incorrectly  or employs a strategy  that does not correlate well with the Fund's other  investments.  These techniques can cause losses if the  counterparty  does not perform its  promises.  An additional risk of investing in municipal  securities  that are  derivative  investments  is that their market  value could be expected to vary to a much greater  extent than the market  value of municipal  securities  that are not  derivative  investments but have similar credit quality, redemption provisions and maturities.

      |X|  "When-Issued"  and  "Delayed-Delivery"   Transactions.  The  Fund  can
purchase  securities  on a  "when-issued"  basis,  and may  purchase or sell such
securities   on   a   "delayed-delivery"   (or   "forward   commitment")   basis.
"When-issued"  or  "delayed-delivery"   refers  to  securities  whose  terms  and
indenture  are  available  and for  which a  market  exists,  but  which  are not available for immediate delivery.

      When  such  transactions  are  negotiated  the price  (which  is  generally expressed in yield terms) is fixed at the time the  commitment is made.  Delivery and  payment  for the  securities  take  place  at a  later  date.  Normally  the settlement  date is within  six months of the  purchase  of  municipal  bonds and notes.  However,  the Fund may, from time to time, purchase municipal  securities having a  settlement  date more than six months and possibly as long as two years or more  after the trade  date.  The  securities  are  subject to change in value from market  fluctuation  during the settlement period. The value at delivery may be less than the  purchase  price.  For example,  changes in interest  rates in a direction  other than that expected by the Manager before  settlement will affect the value of such  securities  and may cause loss to the Fund.  No income  begins to accrue to the Fund on a  when-issued  security  until  the Fund  receives  the security at settlement of the trade.

      The Fund will engage in  when-issued  transactions  in order to secure what is  considered  to be an  advantageous  price and  yield at the time of  entering into the  obligation.  When the Fund engages in when-issued  or  delayed-delivery transactions,  it relies on the buyer or seller,  as the case may be, to complete the  transaction.  Its  failure  to  do  so  may  cause  the  Fund  to  lose  the
opportunity   to  obtain  the   security  at  a  price  and  yield  it  considers
advantageous.

      When the Fund engages in  when-issued  and  delayed-delivery  transactions, it does so for the purpose of acquiring  or selling  securities  consistent  with its  investment  objective  and  policies  or for  delivery  pursuant  to options contracts it has entered into,  and not for the purposes of investment  leverage.
Although  the Fund will  enter  into  when-issued  or  delayed-delivery  purchase transactions to acquire  securities,  the Fund may dispose of a commitment  prior to  settlement.  If the  Fund  chooses  to  dispose  of the  right to  acquire  a when-issued  security  prior to its  acquisition  or to  dispose  of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a  commitment  to purchase or sell a security on a when-issued  or forward  commitment  basis,  it records the  transaction on its books and reflects the value of the security  purchased.  In a sale  transaction, it records the proceeds to be received,  in determining its net asset value.  The
Fund will  identify  on its books  liquid  assets at least  equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued  transactions  and forward  commitments can be used by the Fund as a defensive  technique to hedge against  anticipated changes in interest rates and  prices.  For  instance,  in periods  of rising  interest  rates and  falling prices,  the Fund might sell securities in its portfolio on a forward  commitment basis to  attempt  to limit  its  exposure  to  anticipated  falling  prices.  In periods  of  falling  interest  rates and  rising  prices,  the Fund  might  sell
portfolio   securities  and  purchase  the  same  or  similar   securities  on  a
when-issued  or forward  commitment  basis,  to obtain the  benefit of  currently higher cash yields.

      |X| Puts and Standby  Commitments.  When the Fund buys a municipal security subject  to a  standby  commitment  to  repurchase  the  security,  the  Fund  is entitled  to  same-day  settlement  from  the  purchaser.  The Fund  receives  an exercise price equal to the amortized  cost of the  underlying  security plus any accrued  interest at the time of exercise.  A put purchased in conjunction with a municipal  security  enables the Fund to sell the  underlying  security  within a specified period of time at a fixed exercise price.

      The Fund might  purchase a standby  commitment or put separately in cash or it might  acquire the  security  subject to the standby  commitment  or put (at a price that reflects that additional feature).

      The  Fund  will  enter  into  these   transactions   only  with  banks  and
securities  dealers  that,  in the  Manager's  opinion,  present  minimal  credit risks.  The Fund's  ability to exercise a put or standby  commitment  will depend on the  ability  of the bank or  dealer to pay for the  securities  if the put or standby  commitment  is exercised.  If the bank or dealer  should  default on its obligation,  the Fund might not be able to  recover  all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts  and  standby  commitments  are not  transferable  by the  Fund.  They terminate if the Fund sells the  underlying  security to a third party.  The Fund intends to enter into  these  arrangements  to  facilitate  portfolio  liquidity, although  such  arrangements  might  enable  the  Fund  to sell a  security  at a pre-arranged  price that may be higher than the  prevailing  market  price at the time  the put or  standby  commitment  is  exercised.  However,  the  Fund  might refrain from  exercising  a put or standby  commitment  if the exercise  price is significantly  higher than the prevailing  market price, to avoid imposing a loss on the seller that could  jeopardize the Fund's business  relationships  with the seller.

      A put  or  standby  commitment  increases  the  cost  of the  security  and reduces the yield otherwise  available from the security.  Any consideration paid by the Fund for the put or standby  commitment  will be  reflected  on the Fund's books as  unrealized  depreciation  while the put or standby  commitment is held, and a realized  gain or loss when the put or  commitment is exercised or expires.
Interest  income received by the Fund from municipal  securities  subject to puts or stand-by  commitments  may not qualify as tax exempt in its hands if the terms of the put or  stand-by  commitment  cause the Fund not to be  treated as the tax owner of the underlying municipal securities.

      |X|  Repurchase  Agreements.  The Fund may  acquire  securities  subject to repurchase  agreements.  It may do so for liquidity  purposes to meet anticipated redemptions  of Fund  shares,  or pending the  investment  of the  proceeds  from sales  of  Fund  shares,  or  pending  the  settlement  of  portfolio  securities transactions.

      In a  repurchase  transaction,  the Fund  acquires  a  security  from,  and simultaneously  resells it to an approved  vendor for  delivery on an agreed upon future  date.  The resale  price  exceeds  the  purchase  price by an amount that reflects an  agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include  U.S.  commercial
banks,  U.S.  branches  of  foreign  banks  or  broker-dealers   that  have  been
designated  a primary  dealer in  government  securities.  They must meet  credit requirements set by the Manager from time to time.

      The majority of these  transactions run from day to day.  Delivery pursuant to  resale  typically  will  occur  within  one to  five  days  of the  purchase.
Repurchase  agreements  having a maturity  beyond  seven days are  subject to the
Fund's  limits on  holding  illiquid  investments.  The Fund will not enter  into transactions  that will  cause  more than 25% of the  Fund's  total  assets to be subject to repurchase agreements.

      Repurchase  agreements,  considered  "loans" under the  Investment  Company
Act,  are  collateralized  by the  underlying  security.  The  Fund's  repurchase agreements  require  that at all  times  while  the  repurchase  agreement  is in effect,  the  collateral's  value must equal or exceed  the  repurchase  price to fully collateralize the repayment obligation.

      The Manager  will  monitor the  vendor's  creditworthiness  to confirm that the vendor is financially  sound and will  continuously  monitor the collateral's value.  However,  if the  vendor  fails to pay the resale  price on the  delivery date,  the  Fund  may  incur  costs  in  disposing  of  the  collateral  and  may experience losses if there is any delay in its ability to do so.

      Pursuant  to an  Exemptive  Order  issued by the  Securities  and  Exchange
Commission,  the Fund,  along  with  other  affiliated  entities  managed  by the
Manager,   may  transfer   uninvested  cash  balances  into  one  or  more  joint
repurchase  accounts.  These  balances  are  invested  in one or more  repurchase
agreements,  secured  by  U.S.  government  securities.   Securities  pledged  as
collateral  for  repurchase  agreements  are held by a  custodian  bank until the agreements  mature.  Each joint repurchase  arrangement  requires that the market value  of the  collateral  be  sufficient  to  cover  payments  of  interest  and principal;  however,  in  the  event  of  default  by  the  other  party  to  the agreement, retention of the collateral may be subject to legal proceedings.

|X|   Illiquid  and  Restricted  Securities.  To  enable  the  Fund to  sell  its holdings of a restricted  security not  registered  under the  Securities  Act of
1933,  the Fund  might  have to cause  those  securities  to be  registered.  The expenses of  registering  restricted  securities  may be  negotiated  by the Fund with the  issuer  at the time the Fund  buys the  securities.  When the Fund must
arrange   registration   because  the  Fund  wishes  to  sell  the  security,   a
considerable  period may elapse  between  the time the  decision  is made to sell the  security  and the time the  security  is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price  fluctuation  during that period.

      The Fund has percentage  limitations  that apply to purchases of restricted
and  illiquid  securities,   as  stated  in  the  Prospectus.   Those  percentage
restrictions  do not limit  purchases of restricted  securities that are eligible for resale to  qualified  institutional  purchasers  pursuant  to Rule 144A under the Securities Act of 1933,  provided that those  securities have been determined to be  liquid  by the  Board  of  Trustees  of the Fund or by the  Manager  under guidelines  approved  by the  Board  of  Trustees.  Those  guidelines  take  into account  the  trading  activity  for  such  securities  and the  availability  of reliable  pricing  information,  among  other  factors.  If  there  is a lack  of trading  interest in a particular Rule 144A security,  the Fund's holding of that security may be deemed to be illiquid.

      The  Fund  can  also  acquire   restricted   securities   through   private
placements.  Those  securities  have  contractual  restrictions  on their  public resale.  Those  restrictions  might  limit the  Fund's  ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      |X| Loans of  Portfolio  Securities.  To attempt  to raise  income or raise cash for  liquidity  purposes,  the Fund may  lend its  portfolio  securities  to
brokers,   dealers  and  other  financial   institutions.   There  are  risks  in
connection  with  securities  lending.  The  Fund  might  experience  a delay  in receiving  additional  collateral to secure a loan, or a delay in recovery of the loaned  securities.  The Fund presently does not intend to lend  securities;  but if it does,  these  loans  cannot  exceed  5% of the  value of the  Fund's  total assets. Income from securities loans does not constitute  exempt-interest  income for the purpose of paying tax-exempt dividends.

      The Fund must  receive  collateral  for a loan.  Under  current  applicable regulatory  requirements  (which are subject to change), on each business day the loan  collateral  must be at least  equal to the value of the loaned  securities.
It must  consist  of  cash,  bank  letters  of  credit,  securities  of the  U.S.
government or its agencies or  instrumentalities,  or other cash  equivalents  in which the Fund is permitted to invest.  To be acceptable as  collateral,  letters of  credit  must  obligate  a bank to pay  amounts  demanded  by the  Fund if the demand  meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When  it  lends  securities,   the  Fund  receives  amounts  equal  to  the
dividends or interest on the loaned  securities.  It also receives one or more of
(a)  negotiated  loan fees, (b) interest on securities  used as  collateral,  and
(c) interest on short-term  debt securities  purchased with the loan  collateral.
Either  type of  interest  may be  shared  with  the  borrower.  The Fund may pay reasonable  finder's,  administrative  or other  fees in  connection  with  these loans.  The terms of the  Fund's  loans  must  meet  applicable  tests  under the
Internal  Revenue  Code and must permit the Fund to reacquire  loaned  securities on five days' notice or in time to vote on any important matter.

      |X|  Hedging.  The Fund can purchase  and sell  futures  contracts  and put and call  options and can enter into  interest  rate swap  agreements.  These are all  referred  to as  "hedging  instruments."  The  Fund  does  not  use  hedging instruments  for  speculative  purposes,  and has limits on the use of them.  The
Fund  does  not  use  hedging  instruments  to a  substantial  degree  and is not required to use them in seeking its goal.

      Hedging  involves  risks.  If the Manager used a hedging  instrument at the
wrong  time  or  judged  market  conditions  incorrectly,   the  hedge  might  be
unsuccessful  and the  strategy  could reduce the Fund's  return.  The Fund could also  experience  losses if the prices of its futures and options  positions were not  correlated  with its  other  investments  or if it  could  not  close  out a position because of an illiquid market for the future or option.

      The Fund can use  hedging to attempt to  protect  against  declines  in the market value of its portfolio,  to permit the Fund to retain  unrealized gains in the  value of  portfolio  securities  that  have  appreciated,  or to  facilitate selling securities for investment reasons. To do so the Fund could:
      |_|   sell interest rate futures or municipal bond index futures,
      |_|   buy puts on such futures or securities, or
      |_|   write   covered   calls  on   securities,   interest   rate  futures,
      broadly-based  municipal  indices,  or municipal  bond index  futures.  The
      Fund  can also  write  covered  calls  on debt  securities  to  attempt  to increase  the  Fund's  income,  but that  income  would not be  tax-exempt.
      Therefore it is unlikely  that the Fund would write  covered calls for that purpose.

      The  Fund  can  also  use  hedging  to  establish  a  position  in the debt securities  market as a  temporary  substitute  for  purchasing  individual  debt
securities.   In  that  case  the  Fund  would  normally  seek  to  purchase  the securities,  and then terminate that hedging position.  For this type of hedging, the Fund could:
      |_|   buy interest rate futures or municipal bond index futures, or
      |_|   buy calls on such futures or on securities.

      The Fund is not  obligated  to use hedging  instruments,  even though it is permitted  to use them in the  Manager's  discretion,  as  described  below.  The
Fund's  strategy  of  hedging  with  futures  and  options  on  futures  will  be incidental to the Fund's  investment  activities in the  underlying  cash market.
The particular  hedging  instruments  the Fund can use are described  below.  The
Fund may employ new hedging  instruments  and strategies when they are developed,
if  those   investment   methods  are  consistent  with  the  Fund's   investment
objective,  are  approved  by its  Board,  and are  permissible  under the Fund's investment restrictions and applicable regulations.

        |_|  Futures.  The Fund can buy and sell  futures  contracts  relating to debt  securities  (these are called  "interest  rate futures") and municipal bond indices (these are referred to as "municipal  bond index  futures"),  but only as a hedge against interest rate changes.

      An  interest  rate  future   obligates  the  seller  to  deliver  (and  the
purchaser  to take)  cash or a  specific  type of debt  security  to  settle  the futures  transaction.  Either party could also enter into an offsetting  contract to close out the futures position.

      A "municipal  bond index" assigns  relative  values to the municipal  bonds in the  index,  and is used as the basis for  trading  long-term  municipal  bond futures  contracts.  Municipal  bond index  futures are similar to interest  rate futures except that  settlement is made only in cash.  The  obligation  under the contract may also be  satisfied  by entering  into an  offsetting  contract.  The strategies  which the Fund  employs in using  municipal  bond index  futures  are similar to those with regard to interest rate futures.

      No money is paid by or  received  by the Fund on the  purchase or sale of a futures  contract.  Upon  entering into a futures  transaction,  the Fund will be required  to  deposit  an  initial  margin  payment  in cash  or U.S.  government securities with the futures commission  merchant (the "futures broker").  Initial margin  payments will be deposited  with the Fund's  custodian bank in an account registered in the futures  broker's  name.  However,  the futures broker can gain access to that account only under  certain  specified  conditions.  As the future is marked to market  (that is,  its  value on the  Fund's  books is  changed)  to
reflect  changes  in  its  market  value,  subsequent  margin  payments,   called
variation margin, will be paid to or by the futures broker daily.

      At any time prior to the  expiration  of the future,  the Fund may elect to close out its  position  by taking an  opposite  position  at which  time a final determination  of variation  margin is made and additional cash is required to be paid by or  released to the Fund.  Any gain or loss is then  realized by the Fund on the Future for tax  purposes.  Although  interest  rate futures by their terms call for  settlement  by the  delivery  of debt  securities,  in most  cases  the obligation  is fulfilled  without such  delivery by entering  into an  offsetting transaction.  All futures  transactions  are  effected  through a clearing  house associated with the exchange on which the contracts are traded.

      The Fund may  concurrently  buy and sell  futures  contracts  in a strategy anticipating  that the future the Fund  purchased  will  perform  better than the future the Fund sold.  For  example,  the Fund might buy  municipal  bond futures and  concurrently  sell U.S.  Treasury  bond  futures  (a type of  interest  rate future).  The Fund would  benefit if municipal  bonds  outperform  U.S.  Treasury bonds on a  duration-adjusted  basis.  There are risks  that this type of futures strategy will not be  successful.  U.S.  Treasury bonds might perform better on a
duration-adjusted   basis  than  municipal  bonds,  and  the  assumptions   about
duration  that were  used  might be  incorrect  (for  example,  the  duration  of municipal  bonds  relative  to U.S.  Treasury  bonds might turn out to be greater than anticipated).

        |_| Put and Call  Options.  The Fund  can buy and sell  certain  kinds of
put  options  (puts)  and  call  options   (calls),   including   index  options,
securities options and options on futures. These strategies are described below.

        Options  trading  involves  the  payment  of  premiums  and can  increase portfolio  turnover.  Interest  rate  swaps  are  subject  to  credit  risks  and interest  rate  risks.  The Fund  could be  obligated  to pay more under its swap agreements  than it receives  under them,  as a result of interest  rate changes.
The Fund  cannot  enter  into  swaps  with  respect to more than 25% of its total assets.

        |_| Writing  Covered  Call  Options.  The Fund can write (that is,  sell)
call options.  Calls the Fund sells may be listed on a securities or  commodities exchange  or quoted on  NASDAQ,  the  automated  quotation  system of The  Nasdaq
Stock Market, Inc. or traded in the  over-the-counter  market. Each call the Fund writes must be "covered"  while it is  outstanding.  That means the Fund must own the  investment  on which  the  call was  written.  The Fund may  write  calls on futures  contracts,  but if it does not own the futures  contract or  deliverable securities,  these calls must be covered by  securities  or other  liquid  assets that the Fund owns and  segregates  to enable it to satisfy  its  obligations  if the call is  exercised.  Up to 20% of the Fund's  total  assets may be subject to calls.

      When  the  Fund  writes  a  call  on  a  security,   it  receives  cash  (a
premium).The  Fund agrees to sell the  underlying  investment to a purchaser of a corresponding  call on the  same  security  during  the  call  period  at a fixed exercise  price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise  price may differ from the market  price of the  underlying  security.  The Fund has  retained  the risk of loss that the price of the  underlying  security  may decline  during the call  period.  That  risk may be offset to some  extent by the  premium  the Fund receives.  If the value of the investment  does not rise above the call price, it is likely  that the call will lapse  without  being  exercised.  In that case the
Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index,  it receives cash (a premium).  If the buyer of the call  exercises  it,  the Fund will pay an amount of cash  equal to the difference  between the closing price of the call and the exercise  price, multiplied  by the  specified  multiple  that  determines  the total value of the call for each  point of  difference.  If the value of the  underlying  investment does not rise  above  the call  price,  it is  likely  that the call  will  lapse without being exercised. In that case the Fund would keep the cash premium.

      The  Fund's  custodian  bank,  or a  securities  depository  acting for the custodian  bank,  will act as the Fund's escrow agent  through the  facilities of the Options  Clearing  Corporation  ("OCC"),  as to the  investments on which the
Fund has written  calls traded on  exchanges,  or as to other  acceptable  escrow securities.  In that way, no margin will be required for such  transactions.  OCC will release the  securities  on the  expiration  of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund  writes an  over-the-counter  ("OTC")  option,  it will enter into an arrangement with a primary U.S.  Government  securities dealer which will establish  a formula  price at which the Fund  will  have the  absolute  right to repurchase  that OTC option.  The formula  price  would  generally  be based on a multiple of the  premium  received  for the option,  plus the amount by which the option is  exercisable  below the market price of the  underlying  security (that is, the option is  "in-the-money").  When the Fund writes an OTC option,  it will treat as illiquid (for purposes of its  restriction on illiquid  securities)  the mark-to-market  value of any OTC option held by it,  unless the option is subject to a buy-back  agreement by the executing  broker.  The  Securities  and Exchange
Commission  is  evaluating  whether  OTC  options  should  be  considered  liquid securities.  The  procedure  described  above could be affected by the outcome of that evaluation.

      To  terminate  its  obligation  on a call  it has  written,  the  Fund  may purchase a  corresponding  call in a  "closing  purchase  transaction."  The Fund will  then  realize  a profit  or loss,  depending  upon  whether  the net of the amount of the option  transaction  costs and the premium received on the call the
Fund  wrote  was more or less than the  price of the call the Fund  purchased  to close out the  transaction.  A profit  may also be  realized  if the call  lapses unexercised,  because the Fund retains the underlying  investment and the premium received.  Any such profits are considered  short-term  capital gains for Federal tax  purposes,  as are premiums on lapsed  calls.  When  distributed  by the Fund they are taxable as ordinary income.

      The Fund may also  write  calls on  futures  contracts  without  owning the futures contract or securities  deliverable under the contract.  To do so, at the time the call is  written,  the  Fund  must  cover  the  call by  segregating  in escrow an  equivalent  dollar  value of liquid  assets.  The Fund will  segregate additional  liquid  assets if the value of the  escrowed  assets drops below 100%
of the current  value of the future.  Because of this escrow  requirement,  in no circumstances  would the Fund's  receipt of an exercise  notice as to that future put the Fund in a "short" futures position.

        |_| Writing Put Options.  The Fund can sell put options.  A put option on securities  gives the purchaser the right to sell,  and the writer the obligation to buy,  the  underlying  investment  at the  exercise  price  during  the option period.  The Fund  will not  write  puts if,  as a  result,  more than 20% of the
Fund's  total  assets  would be  required  to be  segregated  to  cover  such put options.

      If the  Fund  writes  a put,  the put  must be  covered  by  liquid  assets identified  on the Fund's  books.  The premium the Fund  receives  from writing a put  represents  a  profit,  as long as the  price of the  underlying  investment remains equal to or above the exercise price of the put.  However,  the Fund also
assumes  the   obligation   during  the  option  period  to  buy  the  underlying
investment  from the buyer of the put at the  exercise  price,  even if the value of the investment  falls below the exercise  price. If a put the Fund has written expires  unexercised,  the Fund realizes a gain in the amount of the premium less the transaction  costs incurred.  If the put is exercised,  the Fund must fulfill its  obligation  to purchase the  underlying  investment  at the exercise  price.
That price will usually  exceed the market value of the  investment at that time.
In that case,  the Fund may incur a loss if it sells the  underlying  investment.
That  loss  will  be  equal  to the  sum  of the  sale  price  of the  underlying investment  and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security the Fund will deposit in escrow  liquid assets with a  value  equal  to  or  greater  than  the  exercise  price  of  the  underlying
securities.   The  Fund  therefore  forgoes  the  opportunity  of  investing  the segregated assets or writing calls against those assets.

      As long as the Fund's  obligation  as the put writer  continues,  it may be assigned  an  exercise  notice  by the  broker-dealer  through  which the put was sold.  That notice  will  require  the Fund to take  delivery  of the  underlying security  and pay the  exercise  price.  The Fund has no control over when it may be required  to purchase  the  underlying  security,  since it may be assigned an exercise  notice at any time prior to the  termination  of its  obligation as the writer of the put.  That  obligation  terminates  upon  expiration of the put. It may also  terminate if, before it receives an exercise  notice,  the Fund effects a closing  purchase  transaction  by  purchasing  a put of the same  series as it sold.  Once the Fund has been  assigned an exercise  notice,  it cannot  effect a closing purchase transaction.

      The Fund may decide to effect a closing  purchase  transaction to realize a profit on an  outstanding  put option it has written or to prevent the underlying security  from being put.  Effecting  a closing  purchase  transaction  will also permit  the Fund to write  another  put  option on the  security,  or to sell the security  and use the  proceeds  from the sale for  other  investments.  The Fund will realize a profit or loss from a closing  purchase  transaction  depending on whether the cost of the  transaction  is less or more than the  premium  received from  writing  the put option.  Any  profits  from  writing  puts are  considered short-term  capital gains for Federal tax purposes,  and when  distributed by the
Fund, are taxable as ordinary income.

        |_|  Purchasing  Calls  and Puts.  The Fund can buy calls on  securities, broadly-based  municipal bond indices,  municipal bond index futures and interest rate  futures.  It can also buy  calls to  close  out a call it has  written,  as discussed  above.  Calls  the  Fund  buys  may  be  listed  on  a  securities  or commodities  exchange,  or quoted on  NASDAQ,  or traded in the  over-the-counter market.  A call or put option may not be purchased  if the  purchase  would cause the  value of all the  Fund's  put and call  options  to  exceed  5% of its total assets.

      When  the  Fund  purchases  a  call  (other  than  in  a  closing  purchase transaction),  it pays a premium.  For calls on securities that the Fund buys, it has the right to buy the underlying  investment  from a seller of a corresponding call on the same  investment  during the call period at a fixed  exercise  price.
The Fund  benefits  only if (1) the  call is sold at a profit  or (2) the call is exercised  when the market price of the  underlying  investment  is above the sum of the exercise price plus the  transaction  costs and premium paid for the call.
If the call is not either  exercised  or sold  (whether  or not at a profit),  it will become  worthless at its  expiration  date.  In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      The Fund can buy  puts on debt  securities,  municipal  bond  indices,  and interest  rate or  municipal  bond  index  futures,  whether  or not it owns  the underlying  investment.  When the Fund  purchases a put,  it pays a premium  and, except as to puts on  indices,  has the right to sell the  underlying  investment to a seller of a put on a  corresponding  investment  during  the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash.

      Buying a put on an  investment  the Fund  does not own (such as an index or future)  permits  the Fund  either  to  resell  the put or to buy the  underlying investment  and  sell it at the  exercise  price.  The  resale  price  will  vary inversely to the price of the underlying  investment.  If the market price of the underlying  investment is above the exercise  price and, as a result,  the put is not exercised, the put will become worthless on its expiration date.

      Buying a put on a debt  security,  interest  rate future or municipal  bond index  future the Fund owns  enables  the Fund to protect  itself  during the put period  against a decline  in the value of the  underlying  investment  below the exercise  price by selling the  investment  at the exercise  price to a seller of corresponding  put. If the market price of the underlying  investment is equal to or above the  exercise  price  and,  as a  result,  the put is not  exercised  or resold,  the put will become  worthless at its expiration  date. In that case the
Fund  will,  have  paid the  premium  but lost the  right to sell the  underlying investment.  However,  the Fund may sell the put  prior to its  expiration.  That sale may or may not be at a profit.

        |_|  Risks of  Hedging  with  Options  and  Futures.  The use of  hedging instruments  requires special skills and knowledge of investment  techniques that are  different  than what is required  for normal  portfolio  management.  If the
Manager uses a hedging  instrument at the wrong time or judges market  conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option  activities could affect its portfolio  turnover rate and brokerage  commissions.  The exercise of calls  written by the Fund may cause the
Fund to sell related  portfolio  securities,  thus  increasing its turnover rate.
The  exercise  by the  Fund  of  puts  on  securities  will  cause  the  sale  of underlying  investments,  increasing  portfolio  turnover.  Although the decision whether to  exercise a put it holds is within the Fund's  control,  holding a put might cause the Fund to sell the related  investments  for reasons that would not exist in the absence of the put.

      The Fund  could  pay a  brokerage  commission  each  time it buys a call or put, sells a call, or buys or sells an underlying  investment in connection  with the  exercise of a call or put.  Such  commissions  might be higher on a relative basis  than the  commissions  for  direct  purchases  or sales of the  underlying investments.  Premiums  paid for  options  are small in  relation  to the  market value of the  underlying  investments.  Consequently,  put and call options offer large  amounts of  leverage.  The  leverage  offered by trading in options  could result in the  Fund's net asset  value  being  more  sensitive  to changes in the value of the underlying investment.

      If a covered call written by the Fund is  exercised on an  investment  that has increased in value,  the Fund will be required to sell the  investment at the call  price.  It will not be able to  realize  any profit if the  investment  has increased in value above the call price.

      There is a risk in using short  hedging by selling  interest  rate  futures and municipal  bond index futures or  purchasing  puts on municipal  bond indices or futures to attempt  to  protect  against  declines  in the value of the Fund's securities.  The risk is that the prices of such futures or the applicable  index will  correlate  imperfectly  with the  behavior  of the cash  (that is,  market)
prices of the Fund's  securities.  It is  possible  for  example,  that while the
Fund has used  hedging  instruments  in a short hedge,  the market might  advance and the value of debt securities held in the Fund's  portfolio might decline.  If that  occurred,  the Fund would lose money on the  hedging  instruments  and also experience a decline in value of its debt securities.  However,  while this could occur  over a brief  period or to a very small  degree,  over time the value of a diversified  portfolio  of  debt  securities  will  tend  to  move  in  the  same direction as the indices upon which the hedging instruments are based.

      The risk of  imperfect  correlation  increases  as the  composition  of the
Fund's portfolio  diverges from the securities  included in the applicable index.
To  compensate  for the imperfect  correlation  of movements in the price of debt securities  being hedged and  movements in the price of the hedging  instruments, the Fund  might use  hedging  instruments  in a greater  dollar  amount  than the dollar amount of debt securities  being hedged.  It might do so if the historical volatility  of the prices of the debt  securities  being  hedged is greater  than the historical volatility of the applicable index.

      The ordinary  spreads  between  prices in the cash and futures  markets are subject to distortions  due to  differences in the natures of those markets.  All
participants   in  the  futures   markets  are  subject  to  margin  deposit  and
maintenance   requirements.   Rather  than  meeting   additional  margin  deposit
requirements,  investors  may  close out  futures  contracts  through  offsetting transactions  which could  distort the normal  relationship  between the cash and
futures   markets.   From  the  point  of  view  of   speculators,   the  deposit
requirements  in the futures  markets are less onerous  than margin  requirements in the securities markets.  Therefore,  increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund  can use  hedging  instruments  to  establish  a  position  in the municipal  securities  markets as a  temporary  substitute  for the  purchase  of individual  securities  (long  hedging).  It is  possible  that the market  might decline.  If the Fund then concludes not to invest in such securities  because of concerns that there might be further  market  decline or for other  reasons,  the
Fund  will  realize a loss on the  hedging  instruments  that is not  offset by a reduction in the purchase price of the securities.

      An  option  position  may be  closed  out  only on a market  that  provides secondary  trading for options of the same series.  There is no assurance  that a liquid  secondary  market will exist for a particular  option.  If the Fund could not effect a closing  purchase  transaction  due to a lack of a market,  it would have to hold the  callable  investment  until the call  lapsed or was  exercised, and could incur losses.

        |_| Interest Rate Swap  Transactions.  In an interest rate swap, the Fund and another  party  exchange  their right to receive or their  obligation  to pay interest on a security.  For example,  they may swap a right to receive  floating rate  payments  for fixed  rate  payments.  The Fund can enter into swaps only on securities  it owns.  The Fund may not enter into swaps with respect to more than
25% of its total assets.  Also,  the Fund will  segregate  liquid assets (such as cash or U.S.  government  securities)  to cover  any  amounts  it could owe under swaps that  exceed the  amounts it is  entitled  to  receive,  and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap  agreements  entail both interest rate risk and credit risk.  There is a risk that,  based on  movements of interest  rates in the future,  the payments made by the Fund  under a swap  agreement  will  have  been  greater  than  those received by it.  Credit risk arises from the  possibility  that the  counterparty will default.  If the counterparty to an interest rate swap defaults,  the Fund's loss will consist of the net amount of  contractual  interest  payments  that the
Fund has not yet  received.  The Manager  will  monitor the  creditworthiness  of counterparties  to the  Fund's  interest  rate swap  transactions  on an  ongoing basis.

      The Fund can enter into swap transactions  with appropriate  counterparties pursuant to master netting  agreements.  A master netting agreement provides that all  swaps  done  between  the  Fund  and  that  counterparty  under  the  master agreement  shall be regarded as parts of an  integral  agreement.  If on any date amounts are payable under one or more swap  transactions,  the net amount payable on that date  shall be paid.  In  addition,  the  master  netting  agreement  may provide that if one party  defaults  generally or on one swap,  the  counterparty can  terminate the swaps with that party.  Under master  netting  agreements,  if there is a default  resulting in a loss to one party,  that  party's  damages are calculated  by reference to the average cost of a  replacement  swap with respect to each swap.  The gains and losses on all swaps are then netted,  and the result is the counterparty's  gain or loss on termination.  The termination of all swaps and the netting of gains and losses on  termination  is generally  referred to as
"aggregation."

        |_|  Regulatory  Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is required to operate  within  certain  guidelines and  restrictions  established by the Commodity  Futures Trading  Commission (the
"CFTC").  In particular,  the Fund is exempted from registration with the CFTC as a "commodity  pool operator" if the Fund complies with the  requirements  of Rule
4.5 adopted by the CFTC.  That Rule does not limit the  percentage  of the Fund's assets that may be used for Futures  margin and related  options  premiums  for a bona fide  hedging  position.  However,  under  the Rule the Fund must  limit its aggregate  initial  futures margin and related  options  premiums to no more than
5% of the Fund's net assets for hedging  strategies  that are not considered bona fide hedging  strategies  under the Rule.  Under the Rule, the Fund also must use short  futures  and  options on futures  positions  solely for bona fide  hedging purposes  within the  meaning  and  intent of the  applicable  provisions  of the
Commodity Exchange Act.

      Transactions   in   options  by  the  Fund  are   subject  to   limitations
established by the option  exchanges.  The exchanges  limit the maximum number of options  that may be written or held by a single  investor or group of  investors acting in concert.  Those  limits  apply  regardless  of whether the options were written or purchased on the same or  different  exchanges,  or are held in one or more accounts or through one or more  different  exchanges or through one or more brokers.  Thus,  the  number  of  options  that the Fund may write or hold may be
affected  by  options  written  or  held  by  other  entities,   including  other
investment  companies  having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's  advisor).  The exchanges also impose  position limits on futures  transactions.  An exchange  may order the  liquidation  of  positions found  to  be  in  violation  of  those  limits  and  may  impose  certain  other sanctions.

      Under the  Investment  Company  Act,  when the Fund  purchases  an interest rate future or municipal  bond index  future,  it must  maintain  cash or readily marketable  short-term  debt  instruments  in an amount equal to the market value of the investments  underlying the future,  less the margin deposit applicable to
it.

      |X| Temporary  Defensive and Interim  Investments.  The securities the Fund can invest in for temporary defensive purposes include the following:
          |_|                         short-term municipal securities;
          |_|                         obligations  issued  or  guaranteed  by the
          U.S. government or its agencies or instrumentalities;
          |_|             corporate  debt  securities   rated  within  the  three
          highest grades by a nationally recognized rating agency;
          |_|             commercial  paper rated "A-1" by Standard & Poor's,  or
          having a  comparable  rating by  another  nationally  recognized-rating agency; and
          |_|             certificates  of deposit of domestic  banks with assets
          of $1 billion or more.

      |X| Taxable  Investments.  While the Fund can invest up to 20% of its total assets in investments  that generate  income subject to income taxes, it does not anticipate  investing  substantial  amounts of its assets in taxable  investments under normal market  conditions or as part of its normal  trading  strategies and policies.  To the extent it invests in taxable securities,  the Fund would not be able to meet its objective of providing  tax exempt  income to its  shareholders.
Taxable  investments  include,  for  example,  hedging  instruments,   repurchase
agreements,  and some of the  types of  securities  it  would  buy for  temporary defensive purposes.

|X|   Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940 (the "Investment Company Act") that apply to those types of investments.  For example, the Fund can invest in
Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

Investing in another  investment  company may involve the payment of  substantial premiums above the value of such investment  company's  portfolio  securities and is subject to  limitations  under the  Investment  Company Act. The Fund does not intend to invest in other  investment  companies unless the Manager believes that the potential  benefits of the investment  justify the payment of any premiums or sales  charges.  As a  shareholder  of an investment  company,  the Fund would be subject to its ratable share of that  investment  company's  expenses,  including
its  advisory  and  administration   expenses.   The  Fund  does  not  anticipate
investing a  substantial  amount of its net assets in shares of other  investment companies.

Investment Restrictions

      |X|  What  Are  "Fundamental  Policies?"  Fundamental  policies  are  those policies  that  the  Fund has  adopted  to  govern  its  investments  that can be changed  only by the  vote  of a  "majority"  of the  Fund's  outstanding  voting securities.  Under the Investment  Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      |_|         67% or more of the shares  present or  represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      |_|         more than 50% of the outstanding shares.

      The Fund's  investment  objective is a fundamental  policy.  Other policies described in the  Prospectus  or this  Statement of  Additional  Information  are
"fundamental"  only if they are  identified as such. The Fund's Board of Trustees can  change  non-fundamental  policies  without  shareholder  approval.  However, significant  changes to investment  policies will be described in  supplements or updates  to the  Prospectus  or this  Statement  of  Additional  Information,  as appropriate.  The Fund's most  significant  investment  policies are described in the Prospectus.

      |X| Does the Fund  Have  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund:

      |_| The Fund may not borrow  money,  except to the extent  permitted  under
the  Investment  Company  Act,  the  rules  or  regulations   thereunder  or  any
exemption  therefrom  that is applicable  to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

      |_| The Fund cannot make loans,  except to the extent  permitted  under the
Investment  Company Act, the rules or  regulations  thereunder  or any  exemption therefrom  that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

      |_|  The  Fund  cannot  buy  securities  or  other  instruments  issued  or guaranteed  by any one  issuer  if more  than 5% of its  total  assets  would  be invested in  securities or other  instruments  of that issuer or if it would then own more than 10% of that issuer's voting  securities.  This  limitation  applies to 75% of the  Fund's  total  assets.  The  limit  does not  apply to  securities issued  or  guaranteed  by  the  U.S.  government  or  any  of  its  agencies  or instrumentalities or securities of other investment companies.

      |_| The Fund  cannot  invest  25% or more of its  total  assets  in any one industry.  That limit does not apply to  securities  issued or  guaranteed by the
U.S.  government or its agencies and  instrumentalities  or securities  issued by other investment companies.

      |_| The Fund cannot  invest in real  estate.  However,  the Fund can invest in municipal  securities or other permissible  securities or instruments  secured by real estate or interests in real estate.

      |_| The Fund cannot  underwrite  securities.  A permitted  exception  is in case it is deemed to be an  underwriter  under  the  Securities  Act of 1933 when reselling in securities held in its portfolio.

      |_| The Fund cannot issue "senior  securities,"  but this does not prohibit certain  investment  activities  for which assets of the Fund are  designated  as segregated or margin  collateral or escrow  arrangements are established to cover the related  obligations.  Examples of those activities  include borrowing money, reverse  repurchase  agreements,  delayed-delivery  and when-issued  arrangements
for   portfolio   securities   transactions,   and   contracts  to  buy  or  sell
derivatives, hedging instruments, options or futures.

    |X| Does the Fund  Have  Additional  Non-Fundamental  Policies?  The Fund has
additional  operating  policies  that  are  not  fundamental,  and  which  can be changed by the Board of Trustees  without  shareholder  approval.  The  following investment restrictions are not fundamental policies of the Fund:

    |_|  Although  the Fund can invest 25% or more of its assets in a  particular segment  of the  municipal  bond  market,  it will not  invest 25% or more of its total assets in industrial revenue bonds in a single industry.

    |_| The Fund will not  purchase  or retain  securities  if, as a result,  the
Fund  would  have more than 5% of its total  assets  invested  in  securities  of private issuers having a record of less than three years'  continuous  operation, or in  industrial  development  bonds if the private  entity on whose  credit the security is based,  directly or indirectly,  is less than three years old, unless the security is rated by a  nationally-recognized  rating service.  In each case, that period may include the operation of predecessor companies or enterprises.

    |_| The Fund will not  invest  in common  stock or any  warrants  related  to common stocks. These operating policies are not fundamental policies.

      Unless the  Prospectus or Statement of Additional  Information  states that a  percentage  restriction  applies on an ongoing  basis,  it applies only at the time  the  Fund  makes  an  investment.  In that  case  the  Fund  need  not sell securities  to  meet  the  percentage  limits  if the  value  of  the  investment increases in proportion to the size of the Fund.

Diversification.  The  Fund  intends  to  be  "diversified"  as  defined  in  the
Investment  Company Act and to satisfy the  restrictions  against  investing  too much of its assets in any  "issuer" as set forth in the  restrictions  above.  In implementing  this  policy,  the  identification  of the  issuer  of a  municipal security  depends on the terms and  conditions of the  security.  When the assets and  revenues  of  an  agency,  authority,  instrumentality  or  other  political subdivision  are  separate  from  those  of the  government  creating  it and the security is backed only by the assets and  revenues of the  subdivision,  agency, authority or  instrumentality,  the latter would be deemed to be the sole issuer.
Similarly,  if an  industrial  development  bond is backed only by the assets and revenues of the  non-governmental  user, then that user would be deemed to be the sole issuer.  However,  if in either case the creating  government  or some other entity  guarantees  a security,  the  guarantee  would be  considered  a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction  Against  Concentration.  To implement its policy not to concentrate its  investments,  the Fund has adopted the industry  classifications set forth in  Appendix  B to this  Statement  of  Additional  Information.  Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its  investments,  the
Manager  will  consider  a  non-governmental   user  of  facilities  financed  by
industrial  development  bonds as being in a  particular  industry.  That is done even  though  the bonds  are  municipal  securities,  as to which the Fund has no
concentration   limitation.   Although  this  application  of  the  concentration
restriction  is not a  fundamental  policy  of the Fund,  it will not be  changed without shareholder approval.

How the Fund is Managed

Organization  and  History.  The Fund is a  diversified  investment  portfolio or
"series" of  Oppenheimer  Municipal  Fund,  an open-end,  diversified  management investment  company organized as a Massachusetts  business trust in 1986, with an unlimited number of authorized shares of beneficial interest.

      Oppenheimer  Municipal  Fund  (and  therefore  the Fund as its  series)  is governed  by a Board  of  Trustees,  which  is  responsible  for  protecting  the
interests  of  shareholders   under   Massachusetts's   law.  The  Trustees  meet
periodically  throughout  the year to oversee the Fund's  activities,  review its performance, and review the actions of the Manager.

      Classes  of  Shares.  The  Trustees  are  authorized,  without  shareholder approval,  to  create  new  series  and  classes  of  shares.  The  Trustees  may reclassify  unissued  shares of the Fund into  additional  series or  classes  of shares.  The  Trustees  also may divide or  combine  the shares of a class into a
greater  or  lesser  number  of  shares   without   changing  the   proportionate
beneficial   interest  of  a  shareholder  in  the  Fund.   Shares  do  not  have
cumulative  voting  rights or preemptive or  subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B and
Class C.  All classes invest in the same investment portfolio. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

Meetings of  Shareholders.  As a Massachusetts  business  trust,  the Fund is not required  to  hold,  and  does  not plan to  hold,  regular  annual  meetings  of shareholders.  The  Fund  will  hold  meetings  when  required  to do  so by  the
Investment  Company  Act or  other  applicable  law.  It  will  also do so when a shareholder  meeting  is called by the  Trustees  or upon  proper  request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the
Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust (such as the Fund)
to be held personally liable as a "partner" under certain circumstances.
However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the
Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee and a Review Committee.  The
members of the Audit Committee are Edward L. Cameron (Chairman), William L.
Armstrong, George C. Bowen and Robert J. Malone.  The Audit Committee held seven meetings during the fiscal year ended September 30, 2002. The Audit
Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors. Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditors regarding the Fund's internal accounting procedures and controls; and
(iii) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees, and selecting and nominating
Independent Trustees for election.  The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

      To date, the Committee has been able to identify from its own resources an ample number of qualified candidates.  Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the
Committee in care of the Fund.  The Committee may consider such persons at such time as it meets to consider possible nominees.  The Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose considering potential nominees.

      The members of the Review Committee are Jon S. Fossel (Chairman), Robert
G. Avis, Sam Freedman, Beverly Hamilton and F. William Marshall, Jr.  The
Review Committee held seven meetings during the fiscal year ended September 30,
2002. Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the services provided to the Fund by the transfer agent.  The Review
Committee also reviews the Fund's investment performance and policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law.

Trustees and Officers of the Fund. Except Mr. Murphy, each of the Trustees is an "Independent Trustee," as defined in the Investment Company Act.  Mr. Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the
Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Fund and the other Board II Funds (defined below) for which he is a trustee or director.

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following Oppenheimer funds (except for Ms.
Hamilton and Mr. Malone, who are not Trustees of Oppenheimer Senior Floating
Rate Fund and Mr. Murphy is not a Trustee or Managing General Partner of any of
the Centennial trusts) (referred to as "Board II Funds"):

Oppenheimer Cash Reserves                Oppenheimer Select Managers
Oppenheimer Champion Income Fund         Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund          Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund              Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund      Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds              Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.      Centennial California Tax Exempt Trust
Oppenheimer   Main  Street   Opportunity
Fund                                     Centennial Government Trust
Oppenheimer Main Street Small Cap Fund   Centennial Money Market Trust
Oppenheimer Municipal Fund               Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund              Centennial Tax Exempt Trust

      Present or former  officers,  directors,  trustees and employees (and their immediate  family  members)  of the Fund,  the Manager  and its  affiliates,  and retirement  plans  established  by them for  their  employees  are  permitted  to purchase  Class A  shares  of the  Fund and the  other  Oppenheimer  funds at net asset value without  sales charge.  The sales charges on Class A shares is waived for that  group  because  of the  economies  of  sales  efforts  realized  by the
Distributor.

      Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted, Fielding and Zack,
and Mses. Bechtolt, Feld and Ives who are officers of the Fund, respectively hold the same offices with one or more of the other Board II Funds as with the
Fund. As of November 5, 2002 the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the
Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board II Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Affiliated Transactions and Material Business Relationships. In 2000, Mr. Swain
sold 93,000 shares of Oppenheimer Acquisition Company ("OAC") (the Manager's
parent holding company), for a cash payment of $4,278,930 and surrendered for cancellation 60,000 options to MassMutual for a cash payment of $2,569,800. In
2001, Mr. Swain surrendered for cancellation 60,000 options to MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential property to Mr.
Freedman on October 23, 2001 for $1.2 million.  An independent appraisal of the property supported the sale price.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
James C. Swain,     Formerly Chief  Executive  Officer (until $0         Over
Chairman and        August  27,  2002) of the Board II Funds,            $100,000
Trustee since 1986  Vice Chairman  (until January 2, 2002) of
Age: 69             the Manager and  President and a director
                    (until   1997)   of   Centennial    Asset
                    Management  Corporation  (a  wholly-owned
                    investment  advisory  subsidiary  of  the
                    Manager).  Oversees 41  portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.          Chairman   of   the   following   private $0         $50,001-
Armstrong,          mortgage banking companies:  Cherry Creek            $100,000
Trustee since 1999  Mortgage     Company     (since    1991),
Age: 65             Centennial  State Mortgage Company (since
                    1994),   The  El  Paso  Mortgage  Company
                    (since   1993),    Transland    Financial
                    Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since   1995)   and   Ambassador   Media
                    Corporation  (since 1984);  a director of
                    the following public  companies:  Storage
                    Technology      Corporation     (computer
                    equipment    company)    (since    1991),
                    Helmerich  &  Payne,  Inc.  (oil  and gas
                    drilling/production    company)    (since
                    1992),  UNUMProvident (insurance company)
                    (since   1991).   Formerly   Director  of
                    International     Family    Entertainment
                    (television   channel)   (1992-1997)  and
                    Natec  Resources,   Inc.  (air  pollution
                    control  equipment and services  company)
                    (1991-1995),  Frontier Real Estate,  Inc.
                    (residential   real   estate   brokerage)
                    (1994-1999),  and  Frontier  Title (title
                    insurance  agency)  (1995-June  1999);  a
                    U.S.   Senator   (January    1979-January
                    1991).  Oversees  41  portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Formerly  Director and  President of A.G. $0         Over
Trustee since 1993  Edwards  Capital,  Inc.  (General Partner            $100,000
Age: 71             of private equity funds) (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company
                    subsidiary) (until March 1999);  Chairman
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards  &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    41    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Formerly  (until  April 1999) Senior Vice $0         Over
Trustee since 1998  President   (from   September  1987)  and            $100,000
Age: 66             Treasurer   (from   March  1985)  of  the
                    Manager;  Vice President (from June 1983)
                    and  Treasurer   (since  March  1985)  of
                    OppenheimerFunds   Distributor,  Inc.  (a
                    subsidiary of the  Manager);  Senior Vice
                    President    (since    February    1992),
                    Treasurer  (since  July  1991)  Assistant
                    Secretary and a director  (since December
                    1991)  of  Centennial   Asset  Management
                    Corporation;    Vice   President   (since
                    October 1989) and Treasurer  (since April
                    1986)  of  HarbourView  Asset  Management
                    Corporation   (an   investment   advisory
                    subsidiary  of the  Manager);  President,
                    Treasurer    and   a    director    (June
                    1989-January  1990) of Centennial Capital
                    Corporation   (an   investment   advisory
                    subsidiary   of   the   Manager);    Vice
                    President  and  Treasurer  (since  August
                    1978) and  Secretary  (since  April 1981)
                    of   Shareholder   Services,    Inc.   (a
                    transfer   agent    subsidiary   of   the
                    Manager);  Vice President,  Treasurer and
                    Secretary   (since   November   1989)  of
                    Shareholder  Financial Services,  Inc. (a
                    transfer   agent    subsidiary   of   the
                    Manager);   Assistant   Treasurer  (since
                    March  1998) of  Oppenheimer  Acquisition
                    Corp.      (the     Manager's      parent
                    corporation);  Treasurer  (since November
                    1989)    of    Oppenheimer    Partnership
                    Holdings,   Inc.   (a   holding   company
                    subsidiary   of   the   Manager);    Vice
                    President  and   Treasurer   (since  July
                    1996)   of    Oppenheimer    Real   Asset
                    Management,  Inc. (an investment advisory
                    subsidiary   of   the   Manager);   Chief
                    Executive  Officer  and  director  (since
                    March  1996)  of  MultiSource   Services,
                    Inc. (a  broker-dealer  subsidiary of the
                    Manager);  Treasurer (since October 1997)
                    of  OppenheimerFunds  International  Ltd.
                    and  Oppenheimer   Millennium  Funds  plc
                    (offshore  fund  management  subsidiaries
                    of the  Manager).  Oversees 41 portfolios
                    in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount $0         $50,001-
Trustee since 1999  Vernon,  George  Washington's home (since            $100,000
Age: 64             June  2000).  Formerly  (March 2001 - May
                    2002)  Director of Genetic  ID, Inc.  and
                    its   subsidiaries   (a  privately   held
                    biotech   company);    a   partner   with
                    PricewaterhouseCoopers      LLP     (from
                    1974-1999)  (an   accounting   firm)  and
                    Chairman    (from    1994-1998),    Price
                    Waterhouse    LLP    Global    Investment
                    Management   Industry   Services   Group.
                    Oversees    41    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Chairman  and  Director  (since  1998) of $0         $50,001-
Trustee since 1990  Rocky    Mountain   Elk   Foundation   (a            $100,000
Age: 60             not-for-profit    foundation);    and   a
                    director  (since  October  1999)  of P.R.
                    Pharmaceuticals    (a   privately    held
                    company) and  UNUMProvident (an insurance
                    company)  (since June 1, 2002).  Formerly
                    Chairman  and a director  (until  October
                    1996) and President  and Chief  Executive
                    Officer  (until Oct 1995) of the Manager;
                    President,  Chief Executive Officer and a
                    director   of   Oppenheimer   Acquisition
                    Corp.,  Shareholder  Services,  Inc.  and
                    Shareholder   Financial  Services,   Inc.
                    (until   October   1995).   Oversees   41
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       A   trustee   or    director   of   other $0         Over
Trustee since 1996  Oppenheimer   funds.    Formerly   (until            $100,000
Age: 62             October  1994) Mr.  Freedman held several
                    positions  in  subsidiary  or  affiliated
                    companies  of the  Manager.  Oversees  41
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly          L. Trustee   (since   1996)  of   MassMutual N/A1       N/A1
Hamilton,           Institutional  Funds  and of  MML  Series
Trustee since 2002  Investment   Fund  (open-end   investment
Age: 56             companies);   Director  of  MML  Services
                    (since  April  1987)  and  America  Funds
                    Emerging   Markets   Growth  Fund  (since
                    October   1991)   (both  are   investment
                    companies),  The California  Endowment (a
                    philanthropy  organization)  (since April
                    2002),   and   Community    Hospital   of
                    Monterey   Peninsula,   (since   February
                    2002);  a trustee  (since  February 2000)
                    of  Monterey  International  Studies  (an
                    educational    organization),    and   an
                    advisor to Unilever  (Holland)'s  pension
                    fund and to Credit Suisse First  Boston's
                    Sprout   venture   capital   unit.   Mrs.
                    Hamilton   also  is  a   member   of  the
                    investment  committees of the Rockefeller
                    Foundation,  the  University  of Michigan
                    and    Hartford    Hospital.    Formerly,
                    President   (February   1991-April  2000)
                    ARCO   Investment   Management   Company.
                    Oversees    40    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Director    (since    2001)    of   Jones N/A1       N/A1
Trustee since 2002  Knowledge,   Inc.   (a   privately   held
Age: 58             company), U.S. Exploration,  Inc., (since
                    1997),   Colorado  UpLIFT  (a  non-profit
                    organization)  (since 1986) and a trustee
                    of  the   Gallagher   Family   Foundation
                    (since 2000).  Formerly  Chairman of U.S.
                    Bank (a  subsidiary  of U.S.  Bancorp and
                    formerly  Colorado  National Bank,) (July
                    1996-April  1,  1999) and a  director  of
                    Commercial  Assets,   Inc.   (1993-2000).
                    Oversees    40    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William          Trustee   (since   1996)  of   MassMutual $0         $50,001-
Marshall, Jr.,      Institutional  Funds  and of  MML  Series            $100,000
Trustee since 2000  Investment   Fund  (open-end   investment
Age: 60             companies);  Trustee and Chairman  (since
                    May  1987)  of the  investment  committee
                    for  the  Worcester  Polytech  Institute;
                    President  and Treasurer  (since  January
                    1999) of the SIS Fund (a private  not for
                    profit charitable organization);  Trustee
                    (since 1995) of the  Springfield  Library
                    and Museum  Association;  Trustee  (since
                    1996) of the  Community  Music  School of
                    Springfield;  Member  of  the  investment
                    committee of the Community  Foundation of
                    Western   Massachusetts   (since   1998).
                    Formerly,   Chairman  (January  1999-July
                    1999)  of  SIS  &  Family  Bank,   F.S.B.
                    (formerly  SIS  Bank);  President,  Chief
                    Executive   Officer  and  Director   (May
                    1993-December   1998)  of  SIS  Bankcorp,
                    Inc. and SIS Bank  (formerly  Springfield
                    Institution  for Savings)  and  Executive
                    Vice President  (January  1999-July 1999)
                    of  Peoples  Heritage   Financial  Group,
                    Inc.   Oversees  41   portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New
York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                   Years;                                     Range of   Beneficially
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Owned in
with Fund,         Trustee;                                   BeneficiallAny of the
Length of Service, Number of Portfolios in Fund Complex       Owned in   Oppenheimer
Age                Currently Overseen by Trustee              the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman,   Chief  Executive  Officer  and $0         Over
President and      director  (since June 2001) and  President            $100,000
Trustee            (since  September  2000)  of the  Manager;
since 2001         President  and a  director  or  trustee of
Age: 53            other Oppenheimer  funds;  President and a
                   director  (since July 2001) of Oppenheimer
                   Acquisition   Corp.   and  of  Oppenheimer
                   Partnership  Holdings,  Inc.;  a  director
                   (since November 2001) of  OppenheimerFunds
                   Distributor,    Inc.;   Chairman   and   a
                   director  (since July 2001) of Shareholder
                   Services,    Inc.   and   of   Shareholder
                   Financial Services,  Inc.; President and a
                   director     (since    July    2001)    of
                   OppenheimerFunds    Legacy    Program   (a
                   charitable  trust program  established  by
                   the Manager);  a director of the following
                   investment   advisory    subsidiaries   of
                   OppenheimerFunds,  Inc.: OFI Institutional
                   Asset  Management,   Inc.  and  Centennial
                   Asset   Management    Corporation   (since
                   November    2001),    HarbourView    Asset
                   Management  Corporation  and  OFI  Private
                   Investments,   Inc.   (since  July  2001);
                   President  (since  November 1, 2001) and a
                   director  (since July 2001) of Oppenheimer
                   Real Asset  Management,  Inc.;  a director
                   (since    November    2001)   of   Trinity
                   Investment  Management  Corp.  and Tremont
                   Advisers,    Inc.   (investment   advisory
                   affiliates  of  the  Manager);   Executive
                   Vice  President  (since  February 1997) of
                   Massachusetts    Mutual   Life   Insurance
                   Company (the Manager's parent company);  a
                   director   (since   June   1995)   of  DBL
                   Acquisition  Corporation;  formerly, Chief
                   Operating  Officer  (September   2000-June
                   2001)  of  the  Manager;   President   and
                   trustee (November  1999-November  2001) of
                   MML Series  Investment Fund and MassMutual
                   Institutional  Funds (open-end  investment
                   companies);    a    director    (September
                   1999-August  2000) of C.M. Life  Insurance
                   Company;    President,   Chief   Executive
                   Officer    and     director     (September
                   1999-August  2000) of MML Bay  State  Life
                   Insurance   Company;   a  director   (June
                   1989-June  1998) of Emerald  Isle  Bancorp
                   and Hibernia  Savings Bank (a wholly-owned
                   subsidiary   of  Emerald  Isle   Bancorp).
                   Oversees    69     portfolios    in    the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: Messrs.
Fielding, Molleur and Zack and Ms. Feld  is 498 Seventh Avenue, New York, NY
10018, Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt and Ives is
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,     Senior Vice President (since January 1996) of the Manager;
Vice President and      Chairman of the Rochester Division of the Manager (since
Portfolio Manager       January 1996); an officer of 9 portfolios in the
since 2002              OppenheimerFunds complex; prior to joining the Manager in
Age:  53                January 1996, he was President and a director of Rochester
                        Capital Advisors, Inc. (1993 - 1995), the Fund's prior
                        investment advisor, and of Rochester Fund Services, Inc.
                        (1986 - 1995), the Fund's prior distributor; President and a trustee of Limited Term New York Municipal Fund (1991 -
                        1995), Oppenheimer Convertible Securities Fund (1986 -
                        1995) and Rochester Fund Municipals (1986 - 1995);
                        President and a director of Rochester Tax Managed Fund,
                        Inc. (1982 - 1995) and of Fielding Management Company, Inc.
                        (1982 - 1995), an investment advisor.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer,    Principal the Manager;  Treasurer  (since  March 1999) of  HarbourView
Financial           and Asset Management  Corporation,  Shareholder Services,  Inc.,
Accounting      Officer Oppenheimer Real Asset Management  Corporation,  Shareholder
since 1999              Financial Services,  Inc., Oppenheimer Partnership Holdings,
Age: 43                 Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds    International   Ltd.   and   Oppenheimer
                        Millennium Funds plc (since May 2000) and OFI  Institutional
                        Asset Management,  Inc. (since November 2000); Treasurer and
                        Chief  Financial  Officer  (since  May 2000) of  Oppenheimer
                        Trust Company (a trust  company  subsidiary of the Manager);
                        Assistant   Treasurer  (since  March  1999)  of  Oppenheimer
                        Acquisition  Corp.  and   OppenheimerFunds   Legacy  Program
                        (since April 2000);  formerly  Principal and Chief Operating
                        Officer    (March    1995-March    1999),    Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002;  formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 39                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 85 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 85
Age: 39                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Vice President &        (since February 2002) of the Manager;  General Counsel and a
Secretary since 2001    director   (since   November   2001)   of   OppenheimerFunds
Age: 54                 Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        And Oppenheimer  Millennium Funds plc (October 1997-November
                        2001).  An officer of 85 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,    Vice President and Assistant Counsel of the Manager (since
Assistant Secretary     July 1998); formerly, an associate with Davis, Graham, &
since 2002              Stubbs LLP (January 1997-June 1998). An officer of 85
Age: 38                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 82
Age: 45                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 44                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|  Remuneration of Trustees.  The officers of the Fund and one Trustee of the Fund (Mr.  Murphy) are  affiliated  with the Manager and receive no salary or
fee  from  the  Fund.   The   remaining   Trustees  of  the  Fund   received  the
compensation  shown  below from the Fund with  respect to the Fund's  fiscal year ended  September  30,  2002.  Mr.  Swain was  affiliated  with the Manager  until
January  2,  2002.  The  compensation  from all of the Board II Funds  (including the Fund)  represents  compensation  received  as a director,  trustee,  managing general  partner or member of a committee of the Board  during the calendar  year
2001.

-------------------------------------------------------------------------------
Trustee Name and Other Fund             Aggregate         Total Compensation
                                                         From All Oppenheimer
                                                            Funds For Which
                                                         Individual Serves As
                                    Compensation from      Trustee/Director
                                         Fund for          For Calendar Year
                                    Fiscal Year Ended       Ended 12/31/01
Position(s) (as applicable)             09/30/021             (41 Funds)6
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
James C. Swain                            $1,311                  $02
Chairman of the Board of Trustees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                       $774                 $78,865
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                             $780                 $79,452
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                            $746                 $75,936
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                          $744                 $75,794
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                              $827                 $84,177
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                               $819                 $83,402
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton                           $288                    03
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
C. Howard Kast4                            $644                 $87,452
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert M. Kirchner4                        $585                 $79,452
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone                  $2885                            03
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.                   $687                 $69,922
Review Committee Member
-------------------------------------------------------------------------------
*Effective  July 1, 2000,  William A. Baker and Ned M. Steel resigned as Trustees of the Board II Funds and subsequently  became Trustees Emeritus.  For the fiscal year ended  September 30, 2002,  Mr. Baker  received $147 and Mr. Steel  received
$393 aggregate  compensation  from the Fund. For the calendar year ended December
31, 2001,  Messrs.  Baker and Steel each received $60,000 total compensation from all of the Oppenheimer funds for which they served as Trustee.
1.    Aggregate   compensation   from  the  Fund   includes   fees  and  deferred
   compensation, if any.
2.    Mr. Swain became an Independent  Trustee  effective  January 2, 2002, prior to which he did not receive compensation from any of the Board II Funds.
3.    Mrs.  Hamilton  and Mr.  Malone  were  elected as  Trustees of the Board II
   Funds  effective  June 1, 2002 and therefore did not receive  compensation  from any of the Board II Funds during calendar year 2001.
4.    Messrs.  Kast and  Kirchner  retired  as  Trustees  from the Board II Funds effective July 1, 2002.
5.    Aggregate   compensation   from  the  Fund  includes  $288  deferred  under
   Deferred Compensation Plan described below.
6.    Mrs. Hamilton & Mr. Malone serve as Trustee/Director for 40 Funds.

      |X|  Deferred  Compensation  Plan for  Trustees.  The Board of Trustees has
adopted a Deferred  Compensation  Plan for  disinterested  trustees  that enables them to elect to defer  receipt of all or a portion  of the annual  fees they are entitled to receive from the Fund. Under the plan, the  compensation  deferred by a Trustee  is  periodically  adjusted  as though an  equivalent  amount  had been invested in shares of one or more  Oppenheimer  funds  selected  by the  Trustee.
The amount paid to the Trustee under the plan will be  determined  based upon the performance of the selected funds.

      Deferral of Trustees'  fees under the plan will not  materially  affect the
Fund's assets,  liabilities  or net income per share.  The plan will not obligate the Fund to retain the  services  of any Trustee or to pay any  particular  level of  compensation  to any Trustee.  Pursuant to an Order issued by the  Securities and  Exchange  Commission,  the Fund may  invest  in the  funds  selected  by the
Trustee under the plan without  shareholder  approval for the limited  purpose of determining the value of the Trustee's deferred fee account.

      |X| Major  Shareholders.  As of October  29,  2002,  the only  persons  who owned of record or who were known by the Fund to own  beneficially  5% or more of any class of the Fund's outstanding shares were:

      MLPF&S for the sole benefit of its  customers  Attn:  Fund Admin.  # 97HF3,
      4800 Deer Lake Drive East,  Floor 3,  Jacksonville,  FL  32246-6484,  which owned  281,  287.88  Class B  Shares,  representing  14.83%  of the Class B
      Shares then outstanding;

      MLPF&S for the sole  benefit of its  customers  Attn:  Fund Admin.#97C21,
      4800 Deer Lake Drive East,  Floor 3,  Jacksonville,  FL  32246-6484,  which owned  191,  711.53  Class C  Shares,  representing  9.10%  of the  Class C
      Shares then outstanding; and

      Smith Barney House Acct,  Attn: Cindy Tempesta,  333 Wast 34th Street,  New
      York, NY 10001-2483,  which owned 131,584.33  Class C Shares,  representing
      6.24% of the Class C Shares then outstanding.

The Manager.  The Manager is  wholly-owned  by Oppenheimer  Acquisition  Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics.  The Fund, the Manager and the Distributor  have a Code of Ethics.  It is  designed to detect and prevent  improper  personal  trading by certain  employees,  including  portfolio  managers,  that would  compete with or take advantage of the Fund's  portfolio  transactions.  Covered  persons  include persons with knowledge of the investments  and investment  intentions of the Fund and  other  funds  advised  by the  Manager.  The  Code  of  Ethics  does  permit personnel  subject  to the Code to invest  in  securities,  including  securities that may be  purchased or held by the Fund,  subject to a number of  restrictions and  controls.  Compliance  with the Code of Ethics is  carefully  monitored  and enforced by the Manager.

      The Code of Ethics  is an  exhibit  to the  Fund's  registration  statement filed  with the  Securities  and  Exchange  Commission  and can be  reviewed  and copied at the SEC's  Public  Reference  Room in  Washington,  D.C. You can obtain information  about  the  hours  of  operation  of the  Public  Reference  Room by calling  the SEC at  1.202.942.8090.  The Code of  Ethics  can also be  viewed as part of the Fund's  registration  statement  on the SEC's  EDGAR  database at the
SEC's internet  website at  www.sec.gov.  Copies may be obtained,  after paying a
duplicating  fee,  by  electronic   request  at  the  following  E-mail  address:
publicinfo@sec.gov.,  or by  writing  to  the  SEC's  Public  Reference  Section,
Washington, D.C. 20549-0102.
      |X| The Investment  Advisory  Agreement.  The Manager  provides  investment advisory  and  management  services  to the  Fund  under an  investment  advisory agreement  between the Manager and the Fund. The Manager  selects  securities for the  Fund's  portfolio  and  handles  its  day-to  day  business.  The  portfolio managers  of the Fund are  employed  by the  Manager  and are the  people who are principally  responsible for the day-to-day  management of the Fund's  investment portfolio.  Other members of the Manager's  Fixed-Income  Portfolio  Team provide the  portfolio  managers  with  research  and  counsel  in  managing  the  Fund's investments.

      The  agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office  space,  facilities  and  equipment.  It also requires the
Manager to  provide  and  supervise  the  activities  of all  administrative  and clerical  personnel  required to provide effective  corporate  administration for the Fund.  Those  responsibilities  include the  compilation  and  maintenance of records  with respect to the Fund's  operations,  the  preparation  and filing of specified  reports,  and the  composition  of proxy  materials  and  registration statements for continuous public sale of shares of the Fund.

      The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory  agreement.  The advisory  agreement  lists examples of expenses paid by the Fund. The major categories  relate to interest,  taxes, fees to disinterested
Trustees,  legal and audit expenses,  custodian bank and transfer agent expenses,
share  issuance  costs,  certain  printing  and  registration  costs,   brokerage
commissions,   and  non-recurring  expenses,   including  litigation  costs.  The
management  fees  paid by the Fund to the  Manager  are  calculated  at the rates described  in the  Prospectus,  which are  applied to the assets of the Fund as a whole.  The fees are  allocated  to each class of shares  based upon the relative proportion of the Fund's net assets  represented  by that class.  The  management fees paid by the Fund to the  Manager  during  its last  three  fiscal  years are listed below.

-------------------------------------------------------------------------------

    Fiscal Year Ending 9/30     Management Fee Paid to OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2000                                 $ 699,909
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2001                                 $ 651,264
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2002                                  $689,836
-------------------------------------------------------------------------------

      The  investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross  negligence in the performance of its duties,  or reckless  disregard for its obligations and duties under the investment  advisory agreement,  the  Manager is not liable  for any loss  sustained  by reason of any investment of the Fund assets made with due care and in good faith.

      The  agreement  permits  the Manager to act as  investment  advisor for any other person,  firm or  corporation.  The Manager can use the name  "Oppenheimer"
in  connection  with other  investment  companies for which it or an affiliate is the  investment  advisor or general  distributor.  If the Manager shall no longer act as investment  advisor to the Fund,  the Manager can withdraw its  permission to the Fund (and to  Oppenheimer  Municipal  Fund) to use the name  "Oppenheimer"
as part of its name.

|X|   Annual Approval of Investment Advisory Agreement. Each year, the Board of
Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement. The Investment
Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the
Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities
         Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The
Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the
Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      In arriving  at a decision,  the Board did not single out any one factor or group of factors as being more important  than other factors,  but considered all factors  together.  The Board judged the terms and  conditions of the  investment advisory  agreement,  including the  investment  advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory Agreement.  One of the duties of the  Manager  under  the  investment  advisory  agreement  is  to  buy  and  sell portfolio  securities for the Fund. The investment  advisory agreement allows the
Manager  to use  broker-dealers  to effect  the  Fund's  portfolio  transactions.
Under the  agreement,  the Manager  may employ  those  broker-dealers  (including
"affiliated"  brokers,  as that term is defined in the  Investment  Company  Act)
that,  in the  Manager's  best  judgment  based  on all  relevant  factors,  will implement  the  Fund's  policy  to  obtain,  at  reasonable  expense,  the  "best execution"  of  portfolio  transactions.  "Best  execution"  refers to prompt and reliable  execution at the most favorable price obtainable.  The Manager need not seek  competitive  commission  bidding.  However,  the  Manager  is  expected  to minimize  the  commissions  paid to the extent  consistent  with the interest and policies of the Fund as established by its Board of Trustees.

      Under the  investment  advisory  agreement,  the Manager may select brokers that provide  brokerage  and/or  research  services for the Fund and/or the other accounts over which the Manager or its  affiliates  have  investment  discretion.
The  commissions  paid to such  brokers  may be  higher  than  another  qualified broker would  charge,  if the Manager makes a good faith  determination  that the commission is fair and reasonable in relation to the services  provided.  Subject to those other  considerations,  as a factor in selecting  brokers for the Fund's portfolio  transactions,  the  Manager may also  consider  sales of shares of the
Fund and other investment companies managed by the Manager or its affiliates.

Brokerage  Practices  Followed by the Manager.  The Manager  allocates  brokerage for the Fund subject to the provisions of the investment  advisory  agreement and the  procedures  and rules  described  above.  Generally the Manager's  portfolio traders  allocate  brokerage upon  recommendations  from the Manager's  portfolio managers.  In certain  instances,  portfolio  managers may directly  place trades and  allocate  brokerage.  In  either  case,  the  Manager's  executive  officers supervise the allocation of brokerage.

      Most  securities  purchases made by the Fund are in principal  transactions at net prices.  The Fund usually  deals  directly  with the selling or purchasing principal  or market  maker  without  incurring  charges  for the  services  of a broker  on its  behalf  unless  the  Manager  determines  that a better  price or execution  may be obtained  by using the  services  of a broker.  Therefore,  the
Fund does not incur substantial  brokerage costs.  Portfolio securities purchased from  underwriters  include a commission or concession  paid by the issuer to the underwriter  in the price of the security.  Portfolio  securities  purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt  execution of orders at the most  favorable net prices.  In an option  transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any  transaction  in the investment to which the option  relates.  Other funds  advised by the Manager  have  investment objectives  and  policies  similar to those of the Fund.  Those  other  funds may purchase  or sell the same  securities  as the Fund at the same time as the Fund, which could affect the supply and price of the  securities.  When  possible,  the
Manager  tries  to  combine  concurrent  orders  to  purchase  or sell  the  same security  by  more  than  one of the  accounts  managed  by  the  Manager  or its affiliates.  The  transactions  under those  combined  orders are  averaged as to price and  allocated  in  accordance  with the  purchase or sale orders  actually placed for each account.

      The  investment   advisory   agreement  permits  the  Manager  to  allocate
brokerage for research  services.  The research services provided by a particular broker  may be  useful  only  to one or  more  of the  advisory  accounts  of the
Manager and its affiliates.  Investment  research received by the Manager for the commissions  paid by those other  accounts may be useful both to the Fund and one or more of the Manager's  other  accounts.  Investment  research  services may be supplied  to the Manager by a third  party at the  instance  of a broker  through which trades are placed.  Investment  research  services include  information and analyses on  particular  companies  and  industries as well as market or economic trends and portfolio  strategy,  market  quotations  for  portfolio  evaluations, information  systems,  computer hardware and similar products and services.  If a research  service also assists the Manager in a  non-research  capacity  (such as bookkeeping  or other  administrative  functions),  then only the  percentage  or
component   that   provides   assistance   to  the  Manager  in  the   investment
decision-making process may be paid in commission dollars.

      The Board  permits  the  Manager to use  stated  commissions  on  secondary fixed-income  agency  trades to obtain  research if the broker  represents to the
Manager that: (i) the trade is not from or for the broker's own  inventory,  (ii)
the  trade  was  executed  by  the  broker  on an  agency  basis  at  the  stated
commission,  and (iii) the trade is not a  riskless  principal  transaction.  The
Board  of  Trustees  permits  the  Manager  to  use  concessions  on  fixed-price offerings  to obtain  research,  in the same  manner as is  permitted  for agency transactions.

      The  research   services   provided  by  brokers   broaden  the  scope  and
supplement  the  research  activities  of the  Manager.  That  research  provides additional  views and  comparisons  for  consideration  and helps the  Manager to obtain market  information  for the valuation of securities  that are either held in the  Fund's  portfolio  or are being  considered  for  purchase.  The  Manager provides  information  to the  Board of the Fund  about the  commissions  paid to
brokers   furnishing    research   services,    together   with   the   Manager's
representation  that the amount of such  commissions  was  reasonably  related to the value or benefit of such services.

--------------------------------------------------------------------------------

    Fiscal Year Ended 9/30       Total Brokerage Commissions Paid by the Fund1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             2000                                   $11,510
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             2001                                   $11,470
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             2002               $17,4472
--------------------------------------------------------------------------------
1.    Amounts do not include  spreads or  concessions  on principal  amounts on a net trade basis.
2.    In the fiscal year ended 9/30/02,  there were no  transactions  directed to brokers for research services.

Distribution and Service Plans

The  Distributor.  Under its General  Distributor's  Agreement with the Fund, the
Distributor  acts as the Fund's  principal  underwriter in the continuous  public offering of the different  classes of shares of the Fund. The  Distributor  bears the expenses normally  attributable to sales,  including advertising and the cost of printing  and mailing  prospectuses,  other than those  furnished  to existing shareholders.  The  Distributor  is not  obligated  to sell a specific  number of shares.

The sales charges and concessions  paid to, or retained by, the Distributor  from the sale of shares  during the Fund's  three most recent  fiscal  years,  and the contingent  deferred sales charges  retained by the Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

-------------------------------------------------------------------------------
            Aggregate     Class A     Concessions   Concessions   Concessions
 Fiscal     Front-End    Front-End     on Class A    on Class B   on Class C
  Year    Sales Charges    Sales         Shares        Shares       Shares
  Ended    on Class A     Charges     Advanced by   Advanced by   Advanced by
  9/30:      Shares     Retained by   Distributor1  Distributor1 Distributor1
                        Distributor2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2000       $90,064      $22,643       $20,322       $103,343      $25,677
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2001       $88,200      $24,230        $4,248       $65,219       $33,758
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2002      $187,431      $56,500       $12,335       $131,411      $80,274
-------------------------------------------------------------------------------
1.    The Distributor  advances  concession payments to dealers for certain sales of Class A shares  and for  sales of Class B and  Class C shares  from its own resources at the time of sale.
2.    Includes  amounts  retained  by a  broker-dealer  that is an  affiliate  or parent of the distributor.

-------------------------------------------------------------------------------
              Class A Contingent   Class B Contingent     Class C Contingent
Fiscal Year     Deferred Sales       Deferred Sales     Deferred Sales Charges
Ended 9/30:        Charges               Charges             Retained by
                 Retained by           Retained by           Distributor
                 Distributor           Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2001            $5,362               $24,044                 $580
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002            $2,764               $46,301                $5,423
-------------------------------------------------------------------------------

Distribution  and  Service  Plans.  The Fund has  adopted a Service  Plan for its
Class A shares and  Distribution  and  Service  Plans for its Class B and Class C
shares under Rule 12b-1 of the  Investment  Company Act.  Under those plans,  the
Fund makes  payments  to the  Distributor  in  connection  with the  distribution and/or servicing of the shares of the particular class.

      Each  plan has been  approved  by a vote of the  Board of  Trustees  of the
Fund, including a majority of the Independent Trustees,2 cast  in   person  at  a
meeting called for the purpose of voting on that plan.

      Under the plans,  the  Manager  and the  Distributor  may make  payments to affiliates  and in their sole  discretion,  from time to time,  may use their own resources  (at no direct cost to the Fund) to make  payments to brokers,  dealers or other financial  institutions  for distribution  and  administrative  services they  perform.  The  Manager may use profits  from the  advisory  fee it receives from the Fund.  The  Distributor  and the Manager may, in their sole  discretion, increase or decrease  the amount of payments  they make to plan  recipients  from their own resources.

      Unless a plan is  terminated  as  described  below,  the plan  continues in effect  from  year to year,  but only if the  Fund's  Board of  Trustees  and its
Independent  Trustees  specifically  vote  annually to approve  its  continuance.
Approval  must be by a vote cast in person at a meeting  called  for the  purpose of voting on  continuing  the plan. A plan may be  terminated  at any time by the vote of a majority of the  Independent  Trustees or by the vote of the holders of a  "majority"  (as  defined in the  Investment  Company  Act) of the  outstanding shares of that class.

      The  Board  and  the   Independent   Trustees  must  approve  all  material
amendments  to a  plan.  An  amendment  to  increase  materially  the  amount  of payments  to be made  under  the plan must be  approved  by  shareholders  of the class affected by the  amendment.  Because Class B shares  automatically  convert into Class A shares  after six years,  the Fund must obtain the  approval of both
Class A and  Class B  shareholders  for an  amendment  to the  Class A plan  that would  materially  increase the amount to be paid under that plan.  That approval must  be by a  "majority"  (as  defined  in the  Investment  Company  Act) of the shares of each class, voting separately by Class.

      While the plans are in effect,  the  Treasurer  of the Fund  shall  provide separate  written  reports on the plans to the Fund's  Board of Trustees at least quarterly  for its review.  The reports  shall  detail the amount of all payments made  under a plan and the  purpose  for  which the  payments  were  made.  Those reports are subject to the review and  approval  of the  Independent  Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect,  the selection or  replacement and  nomination of those  Trustees of the Fund who are not  "interested  persons"
of the Fund is committed to the  discretion  of the  Independent  Trustees.  This provision  does not  prevent  the  involvement  of  others in the  selection  and nomination  process as long as the final  decision as to selection or  nomination is approved by a majority of the Independent Trustees.

      Under the plan for a class,  no payment  will be made to any  recipient  in any  quarter in which the  aggregate  net asset  value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum  amount,  if any,  that may be set from time to time by a majority  of the Fund's  Independent
Trustees.  The Board of  Trustees  has set the fees at the maximum  rate  allowed under  the plans and has set no  minimum  asset  amount  needed  to  qualify  for payments.

      |X| Class A Service Plan.  Under the Class A service plan, the  Distributor currently  uses the fees it receives  from the Fund to pay  brokers,  dealers and
other  financial   institutions  (they  are  referred  to  as  "recipients")  for personal  services  and  account  maintenance  services  they  provide  for their
customers  who  hold  Class  A  shares.  The  services  include,   among  others,
answering  customer  inquiries  about the Fund,  assisting  in  establishing  and maintaining  accounts in the Fund,  making the Fund's  investment plans available and providing other services at the request of the Fund or the  Distributor.  The
Distributor  makes  payments to plan  recipients  quarterly at an annual rate not to exceed  0.25% of the  average  annual  net  assets  of Class A shares  held in accounts of the service providers or their customers.

      For the fiscal year ended  September 30, 2002,  payments under the Plan for
Class A shares  totaled  $241,770,  all of which was paid by the  Distributor  to recipients.  That included $19,026 paid to an affiliate of the  Distributor.  Any unreimbursed  expenses the Distributor  incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent  years.  The  Distributor  may not use  payments  received  under  the  Class A plan to pay any of its  interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X| Class B and Class C Service and  Distribution  Plans.  Under each plan, service fees and  distribution  fees are computed on the average of the net asset value of  shares  in the  respective  class,  determined  as of the close of each regular  business  day during the period.  The Class B and Class C plans  provide for the Distributor to be compensated at a flat rate,  whether the  Distributor's distribution  expenses  are more or less than the amounts  paid by the Fund under the plans during that period.  The types of services that recipients  provide for the  service  fee are similar to the  services  provided  under the Class A plan, described above.
      The Class B and Class C plans  permit the  Distributor  to retain  both the asset-based  sales  charges and the  service  fee on shares or to pay  recipients the service fee on a quarterly  basis,  without payment in advance.  The types of services that recipients  provide are similar to the services  provided under the
Class A plan,  described above.  However,  the Distributor  presently  intends to pay  recipients  the service fee on Class B and Class C shares in advance for the first  year  the  shares  are  outstanding.  After  the  first  year  shares  are outstanding,  the  Distributor  makes  service fee  payments  quarterly  on those shares.  The  advance  payment  is based on the net asset  value of shares  sold.
Shares  purchased by exchange do not qualify for an advance  service fee payment.
If Class B or Class C shares are  redeemed  during  the first  year  after  their purchase,  the  recipient  of the service  fees on those shares will be obligated to repay the  Distributor  a pro rata  portion  of the  advance  payment  made on those shares.

      The  Distributor  retains the  asset-based  sales charge on Class B shares.
The  Distributor  retains the  asset-based  sales charge on Class C shares during the first year the shares are outstanding.  It pays the asset-based  sales charge as an ongoing  concession to the dealer on Class C shares  outstanding for a year or  more.  If a  dealer  has  a  special  agreement  with  the  Distributor,  the
Distributor   will  pay  the  Class  B  and/or  Class  C  service  fees  and  the asset-based  sales  charge to the  dealer  quarterly  in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The  asset-based  sales  charge  on  Class  B and  Class  C  shares  allows investors  to buy shares  without a front-end  sales  charge  while  allowing the
Distributor  to  compensate  dealers that sell those  shares.  The  Distributor's actual  expenses  in  selling  Class B and  Class C shares  may be more  than the payments  it  receives  from  contingent  deferred  sales  charges  collected  on
redeemed  shares  and  from  the  Fund  under  the  plans.   The  Fund  pays  the
asset-based  sales  charge  to the  Distributor  for  its  services  rendered  in distributing  Class  B  and  Class  C  shares.  The  payments  are  made  to  the
Distributor in recognition that the Distributor:
      |_|   pays sales  concessions  to  authorized  brokers  and  dealers at the time of sale and pays service fees as described in the Prospectus,
      |_|   may finance  payment of sales  concessions  and/or the advance of the service fee payment to recipients  under the plans,  or may provide such
         financing   from  its  own   resources  or  from  the  resources  of  an
         affiliate,
      |_|   employs personnel to support distribution of shares, and
      |_|   bears the costs of sales  literature,  advertising  and  prospectuses
         (other than those  furnished  to current  shareholders)  and state "blue sky" registration fees and certain other distribution expenses.
      |_| may not be able to  adequately  compensate  dealers  that sell  Class B and  Class C shares  without  receiving  payment  under  the  plans  and therefore  may not be able to offer  such  Classes  for sale  absent the plans,
      |_|   receives  payments under the plans  consistent  with the service fees and asset-based sales charges paid by other  non-proprietary  funds that charge 12b-1 fees,
      |_|   may use the  payments  under the plan to include  the Fund in various third-party  distribution  programs  that  may  increase  sales  of Fund shares,
      |_|   may  experience  increased  difficulty  selling the Fund's  shares if payments under the plan are  discontinued  because most competitor funds have plans that pay  dealers  for  rendering  distribution  services  as much or more than the amounts currently being paid by the Fund, and
      |_|   may not be able to  continue  providing,  at the  same or at a lesser cost, the same quality  distribution  sales efforts and services,  or to obtain such  services  from  brokers and dealers,  if the plan  payments were to be discontinued.

      When  Class B or  Class C shares  are sold  without  the  designation  of a broker-dealer,  the Distributor is automatically  designated as the broker-dealer of  record.  In  those  cases,  the  Distributor  retains  the  service  fee  and asset-based sales charge paid on Class B and Class C shares.

      The  Distributor's  actual  expenses in selling  Class B and Class C shares may be more than the  payments it receives  from the  contingent  deferred  sales charges  collected  on  redeemed  shares and from the Fund  under the  plans.  If either  the  Class B or Class C plan is  terminated  by the  Fund,  the  Board of
Trustees  may  allow  the Fund to  continue  payments  of the  asset-based  sales
charge  to  the  Distributor  for   distributing   shares  before  the  plan  was
terminated.

 -----------------------------------------------------------------------------
  Distribution Fees Paid to the Distributor in the Fiscal Year Ended 9/30/02
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Class:             Total          Amount      Distributor's   Distributor's
                                                 Aggregate     Unreimbursed
                                               Unreimbursed    Expenses as %
                   Payments     Retained by      Expenses      of Net Assets
                  Under Plan    Distributor     Under Plan       of Class
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Class B Plan
                   $209,544       $164,139       $165,386          0.69%
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Class C Plan
                   $210,423       $51,445        $592,281          2.34%
 -----------------------------------------------------------------------------

      All  payments  under  the  Class B and  Class C plans  are  subject  to the limitations  imposed  by  the  Conduct  Rules  of  the  National  Association  of
Securities  Dealers,  Inc. on payments of  asset-based  sales charges and service fees to NASD members.

Performance of the Fund

Explanation  of  Performance  Terminology.  The Fund uses a  variety  of terms to
illustrate   its   performance.   These  terms  include   "standardized   yield,"
"tax-equivalent   yield,"   "dividend  yield,"  "average  annual  total  return,"
"cumulative  total return,"  "average annual total return at net asset value" and
"total  return  at net asset  value."  An  explanation  of how  yields  and total returns  are  calculated  is set forth  below.  The charts  below show the Fund's performance  as of its most  recent  fiscal  year  end.  You can  obtain  current performance  information by calling the Fund's  Transfer Agent at  1.800.225.5677
or    by     visiting     the     OppenheimerFunds     Internet     website    at
www.oppenheimerfunds.com.

      The Fund's  illustrations  of its performance data in  advertisements  must comply  with  rules  of the  Securities  and  Exchange  Commission.  Those  rules describe  the  types  of  performance  data  that may be used and how it is to be calculated.  In general,  any  advertisement  by the Fund of its performance data must  include the  average  annual  total  returns  for the  advertised  class of shares  of the  Fund.  Those  returns  must be  shown  for  the 1, 5 and  10-year periods  (or the life of the  class,  if  less)  ending  as of the most  recently ended  calendar  quarter prior to the  publication of the  advertisement  (or its submission  for  publication).  Certain  types  of  yields  may  also  be  shown, provided that they are accompanied by standardized average annual total returns.
      Use  of  standardized  performance  calculations  enables  an  investor  to compare the Fund's  performance  to the  performance  of other funds for the same periods.  However,  a number of factors  should be  considered  before  using the
Fund's performance information as a basis for comparison with other investments:
      |_| Yields and total  returns  measure the  performance  of a  hypothetical account  in the Fund over  various  periods  and do not show the  performance  of each shareholder's  account.  Your account's performance will vary from the model performance  data if your  dividends  are  received  in cash,  or you buy or sell shares  during the period,  or you bought  your  shares at a  different  time and price than the shares used in the model.
      |_| The Fund's  performance  returns do not  reflect the effect of taxes on distributions.
      |_| An  investment  in the Fund is not  insured  by the  FDIC or any  other government agency.
      |_| The  principal  value of the  Fund's  shares,  and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an  investor's  shares  are  redeemed,  they may be worth  more or less than their original cost.
      |_|  Yields  and  total  returns  for  any  given  past  period   represent
historical performance  information and are not, and should not be considered,  a prediction of future yields or returns.

      The  performance of each class of shares is shown  separately,  because the performance  of each class of shares will usually be  different.  That is because of the  different  kinds of  expenses  each  class  bears.  The  yields and total returns of each class of shares of the Fund are  affected  by market  conditions, the quality of the Fund's  investments,  the maturity of those  investments,  the types  of  investments  the  Fund  holds,  and its  operating  expenses  that are allocated to the particular class.

      |X| Yields.  The Fund uses a variety of different  yields to illustrate its current returns.  Each class of shares  calculates its yield  separately  because of the different expenses that affect each class.

        |_| Standardized  Yield. The "standardized  yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated  30-day  period.  It is not  based on actual  distributions  paid by the Fund to  shareholders  in the
30-day period,  but is a hypothetical  yield based upon the net investment income from the Fund's  portfolio  investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized  yield is calculated using the following  formula set forth in rules  adopted by the  Securities  and  Exchange  Commission,  designed to assure uniformity in the way that all funds calculate their yields:

Standarized Yield - 2 (a-b + 1) - 1
                      ----
                       cd

      The symbols above represent the following factors:

      a =  dividends and interest earned during the 30-day period.

      b =  expenses accrued for the period (net of any expense assumptions).

      c =  the average  daily number of shares of that class  outstanding  during the 30-day period that were entitled to receive dividends.

      d =  the  maximum  offering  price per share of that  class on the last day of the period, adjusted for undistributed net investment income.

      The standardized  yield for a particular  30-day period may differ from the yield for other  periods.  The SEC formula  assumes that the  standardized  yield for a 30-day  period  occurs at a  constant  rate for a  six-month  period and is annualized at the end of the six-month period.  Additionally,  because each class of shares is subject to different  expenses,  it is likely that the  standardized yields of the Fund's classes of shares will differ for any 30-day period.

        |_|  Dividend  Yield.  The Fund may  quote a  "dividend  yield"  for each class of its shares.  Dividend  yield is based on the  dividends  paid on a class of shares during the actual dividend  period.  To calculate  dividend yield,  the dividends of a class  declared  during a stated  period are added  together,  and the sum is  multiplied  by 12 (to annualize the yield) and divided by the maximum offering  price on the last day of the  dividend  period.  The  formula  is shown below:
Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The  maximum  offering  price  for  Class A  shares  includes  the  current maximum  initial sales charge.  The maximum  offering price for Class B and Class
C shares is the net asset  value per  share,  without  considering  the effect of contingent  deferred  sales  charges.  The  Class A  dividend  yield  may also be quoted without deducting the maximum initial sales charge.

        |_|  Tax-Equivalent  Yield.  The  "tax-equivalent  yield"  of a class  of shares  is the  equivalent  yield  that  would  have to be  earned  on a  taxable
investment  to  achieve  the  after-tax   results   represented   by  the  Fund's
tax-equivalent  yield.  It adjusts the Fund's  standardized  yield, as calculated above,  by a  stated  Federal  tax  rate.  Using  different  tax  rates  to  show different  tax  equivalent  yields shows  investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The  tax-equivalent  yield is based on a 30-day period,  and is computed by dividing  the  tax-exempt  portion of the  Fund's  current  yield (as  calculated above)  by one  minus a  stated  income  tax  rate.  The  result  is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The  tax-equivalent  yield may be used to compare the tax effects of income derived  from the Fund with  income  from  taxable  investments  at the tax rates stated.  Your tax bracket is determined by your Federal  taxable  income (the net amount  subject  to Federal  income tax after  deductions  and  exemptions).  The tax-equivalent  yield  table  assumes  that the  investor is taxed at the highest bracket,  regardless of whether a switch to non-taxable  investments  would cause a lower bracket to apply.
------------------------------------------------------------------------------
           The Fund's Yields for the 30-Day Periods Ended 9/30/02
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                                        Tax-Equivalent Yield
              Standardized Yield      Dividend Yield      (39.10% Fed. Tax
                                                              Bracket)
Class of
Shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Without     After     Without    After     Without     After
               Sales      Sales      Sales     Sales      Sales      Sales
               Charge     Charge    Charge     Charge     Charge     Charge
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A        4.73%      4.57%      4.92%     4.75%      7.77%      7.50%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B        3.99%       N/A       4.19%      N/A       6.55%       N/A
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C        3.99%       N/A       4.21%      N/A       6.55%       N/A
------------------------------------------------------------------------------

      |X|  Total  Return  Information.   There  are  different  types  of  "total
returns" to measure the Fund's  performance.  Total return is the change in value of a hypothetical  investment in the Fund over a given period,  assuming that all dividends and capital gains  distributions  are  reinvested in additional  shares and  that  the  investment  is  redeemed  at the end of the  period.  Because  of differences  in  expenses  for each class of shares,  the total  returns for each class are separately  measured.  The cumulative  total return measures the change in value over the entire  period  (for  example,  ten years).  An average  annual total  return  shows the  average  rate of return for each year in a period  that would  produce  the  cumulative  total  return over the entire  period.  However, average  annual total returns do not show actual  year-by-year  performance.  The
Fund uses  standardized  calculations  for its total returns as prescribed by the
SEC. The methodology is discussed below.

      In  calculating  total  returns  for Class A shares,  the  current  maximum sales charge of 3.5% (as a percentage  of the  offering  price) is deducted  from the initial  investment  ("P")  (unless the return is shown without sales charge, as described  below).  For Class B shares,  payment of the applicable  contingent deferred  sales  charge is applied,  depending on the period for which the return is shown:  4.0% in the first  year,  3.0% in the second  year,  2.0% in the third and  fourth  years,  1.0% in the fifth  year,  and none  thereafter.  For Class C shares,  the 1% contingent  deferred sales charge is deducted for returns for the
1-year period.

        |_| Average  Annual Total  Return.  The "average  annual total return" of each  class is an  average  annual  compounded  rate of return for each year in a specified  number  of  years.  It is the rate of  return  based on the  change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below)
held for a number of years  ("n") to achieve an Ending  Redeemable  Value  ("ERV"
in the formula) of that investment, according to the following formula:

                                ERV - 1 = Average Annual Total Return
                                ----
                                 P

|_|   Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula)
of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

|_|   Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n"
in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemption)
  P

                             ERV - P = Total Return
                             --------
                                 P

        |_| Cumulative Total Return.  The "cumulative  total return"  calculation measures  the  change in value of a  hypothetical  investment  of $1,000  over an entire  period  of  years.  Its  calculation  uses  some of the same  factors  as average  annual  total  return,  but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

        |_|  Total  Returns  at Net Asset  Value.  From time to time the Fund may also quote a  cumulative  or an average  annual total return "at net asset value"
(without  deducting  sales charges) for Class A, Class B or Class C shares.  Each is based on the  difference  in net asset  value per share at the  beginning  and the end of the  period  for a  hypothetical  investment  in that  class of shares
(without  considering  front-end or contingent  deferred sales charges) and takes
into   consideration   the   reinvestment   of   dividends   and  capital   gains
distributions.

-------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 9/30/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           Cumulative Total            Average Annual Total Returns
             Returns (10
                years
              or life of
 Class of       class)
  Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                  5-Year           10-Year
                                 1-Year         (or life of      (or life of
                                                  class)           class)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           After   Without  After    Without After    Without  After    Without
           Sales   Sales    Sales    Sales   Sales    Sales    Sales    Sales
           Charge   Charge   Charge  Charge   Charge   Charge   Charge  Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Class A   63.96%   69.92%   2.45%    6.17%   3.98%    4.72%    5.07%   5.44%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Class B   38.09%   38.09%   1.38%    5.38%   3.75%    3.92%    4.68%   4.68%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Class C   44.22%   44.22%   4.32%    5.32%   3.93%    3.93%    4.23%   4.23%
-------------------------------------------------------------------------------
1. Inception of Class A: 11/11/86.
2.  Inception  of Class B:  9/11/95.  Because  Class B Shares  convert to Class A
  Shares 72 months after purchase,  the  "life-of-class"  return for Class B uses
  Class A performance for the period after conversion.
3.    Inception of Class C: 12/1/93.

----------------------------------------------------------------------------------
      Average Annual Total Returns for Class A Shares1 (After Sales Charge)
                          For the Period Ended 09/30/02
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                1-Year     5-Year or Life of   10- Year or Life
                                                 Class             of Class
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
      After Taxes on            2.45%            3.94%               4.94%
       Distributions
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
After Taxes on
Distributions and               3.40%            4.12%               5.00%
Redemption of Fund Shares
----------------------------------------------------------------------------------
  1. Inception of Class A shares: 11/11/86.

Other  Performance  Comparisons.  The Fund compares its  performance  annually to that of an  appropriate  broadly  based  market  index in its  Annual  Report  to shareholders.  You can obtain that  information  by contacting the Transfer Agent at the  addresses or telephone  numbers  shown on the cover of this  Statement of
Additional  Information.  The Fund may also  compare its  performance  to that of other  investments,  including  other  mutual  funds,  or  use  rankings  of  its performance  by  independent  ranking  entities.  Examples  of these  performance comparisons are set forth below.

      |X| Lipper  Rankings.  From time to time the Fund may  publish  the ranking of the performance of its classes of shares by Lipper,  Inc.  ("Lipper").  Lipper is  a  widely-recognized  independent  mutual  fund  monitoring  service.  Lipper monitors the performance of regulated investment  companies,  including the Fund,
and  ranks  their   performance  for  various  periods  in  categories  based  on investment  styles.  The  performance of the Fund is ranked by Lipper against all other intermediate  municipal debt funds. The Lipper performance  rankings are in total returns that include the  reinvestment  of capital gain  distributions  and income  dividends  but do not take sales  charges  or taxes  into  consideration.
Lipper  also  publishes  "peer-group"  indices of the  performance  of all mutual funds in a category  that it  monitors  and  averages of the  performance  of the funds in particular categories.

|X|   Morningstar  Ratings.  From  time to time  the Fund  may  publish  the star rating of the  performance  of its  classes of shares by  Morningstar,  Inc.,  an independent  mutual fund monitoring  service.  Morningstar  rates mutual funds in
their  specialized   market  sector.  The  Fund  is  rated  among  the  municipal national intermediate category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar
Rating metrics.

|X|   Performance  Rankings and  Comparisons by Other Entities and  Publications.
From  time  to  time  the  Fund  may  include  in its  advertisements  and  sales literature  performance  information about the Fund cited in newspapers and other periodicals  such as The New York Times,  The Wall Street Journal,  Barron's,  or
similar  publications.  That information may include performance  quotations from other sources,  including Lipper and  Morningstar.  The performance of the Fund's
Class  A,  Class B or Class C  shares  may be  compared  in  publications  to the performance  of  various  market  indices  or other  investments,  and  averages, performance  rankings  or other  benchmarks  prepared by  recognized  mutual fund statistical services.

      Investors  may also wish to compare the Fund's  Class A, Class B or Class C returns  to the  return on  fixed-income  investments  available  from  banks and
thrift   institutions.   Those   include   certificates   of  deposit,   ordinary
interest-paying  checking  and  savings  accounts,  and  other  forms of fixed or variable time deposits,  and various other  instruments  such as Treasury  bills.
However,  the Fund's  returns  and share price are not  guaranteed  or insured by the FDIC or any other  agency and will  fluctuate  daily,  while bank  depository obligations  may be insured by the FDIC and may  provide  fixed  rates of return.
Repayment of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

      From  time to  time,  the Fund  may  publish  rankings  or  ratings  of the
Manager or  Transfer  Agent,  and of the  investor  services  provided by them to shareholders of the Oppenheimer  funds,  other than  performance  rankings of the
Oppenheimer  funds  themselves.  Those  ratings or  rankings of  shareholder  and investor  services by third parties may include  comparisons of their services to those  provided by other mutual fund  families  selected by the rating or ranking services.  They may be based upon the  opinions of the rating or ranking  service itself,  using its  research or  judgment,  or based upon  surveys of  investors, brokers, shareholders or others.

      From  time to time the Fund may  include  in its  advertisements  and sales literature  the total return  performance of a  hypothetical  investment  account that  includes  shares  of the Fund and other  Oppenheimer  funds.  The  combined account may be part of an  illustration of an asset  allocation  model or similar presentation.  The account  performance  may combine total return  performance of the Fund and the total return  performance  of other  Oppenheimer  funds included in the account.  Additionally,  from time to time, the Fund's  advertisements and
sales  literature  may  include,   for  illustrative  or  comparative   purposes,
statistical  data or other  information  about  general  or  specific  market and economic conditions. That may include, for example:
o     information  about the  performance  of certain  securities or  commodities markets or segments of those markets,
o     information   about  the   performance   of  the  economies  of  particular
      countries or regions,
o     the earnings of companies  included in segments of  particular  industries, sectors, securities markets, countries or regions,
o     the   availability  of  different  types  of  securities  or  offerings  of securities,
o     information  relating to the gross  national or gross  domestic  product of the United States or other countries or regions,
o     comparisons   of  various   market   sectors  or  indices  to   demonstrate
      performance, risk, or other characteristics of the Fund.
ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
                ---
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002, will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock
Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the
Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the
            Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|   The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New York Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Champion Income Fund          Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Convertible Securities Fund   Inc.
Oppenheimer Developing Markets Fund       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Emerging Growth Fund          Municipals
Oppenheimer Emerging Technologies Fund    Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund               Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                   Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer Gold & Special Minerals Fund  Fund
Oppenheimer Growth Fund                   Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund               Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund       Oppenheimer Value Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer  International  Small Company
Fund                                      Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund  OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited Term Municipal Fund   OSM1 - Jennison Growth Fund
Oppenheimer  Main Street  Growth & Income OSM1 -  Mercury  Advisors  S&P 500 Index
Fund                                      Fund
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Opportunity Fund  Fund
Oppenheimer Main Street Small Cap Fund    OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                   OSM1 - Salomon Brothers All Cap Fund
Oppenheimer Multiple Strategies Fund
And the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.
1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds and
Senior Floating Rate Fund. Under certain circumstances described in this
Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or
Class A and Class B shares of the Fund and other Oppenheimer funds during a
13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters of Intent do not consider Class C shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price
(including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the
Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.  If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales
                charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.
Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the
Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the
Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B and Class
C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and
Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase
Class A shares of the Fund.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class
B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of
Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee is assessed on any account valued at less than $500. This fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National Securities
         Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September.  This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs.  To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or
                                                  ------------------------
call 1.888.470.0862 for instructions.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of
The New York Stock Exchange ("the Exchange") on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday).  All references to time in this
Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.  It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X|   Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing
"bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between
"bid" and "asked" prices obtained by the Manager from two active market makers.
In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the
Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank")
for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s)
           of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the
           Fund's drafts (checks) are payable to pay all checks drawn on the
           Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
           Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class
C  shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.
      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the
Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the
Prospectus under "How to Buy Shares" for the imposition of the Class B or Class
C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New
York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).
      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal
Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.
Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class
A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional
Information.

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the
Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer
Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund.
In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the
Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.
      To use shares held under the Plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.           Centennial New York Tax Exempt
                                              Trust
      Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
      Centennial Government Trust             Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer California Municipal Fund   Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Limited Term Municipal Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Municipal Bond Fund         Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer New Jersey Municipal Fund   Limited Term New York Municipal
                                              Fund
      Oppenheimer New York Municipal Fund     Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer California Municipal Fund   Oppenheimer Limited Term Municipal
                                              Fund
      Oppenheimer Capital Income Fund         Oppenheimer New Jersey Municipal
                                              Fund
      Oppenheimer Cash Reserves               Oppenheimer New York Municipal Fund
      Oppenheimer Champion Income Fund        Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Disciplined Allocation Fund Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer Gold & Special Minerals     Oppenheimer Small Cap Value Fund
      Fund
      Oppenheimer International Small         Limited Term New York Municipal
      Company Fund                            Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves
      or Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital
      Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation
      Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.
o     Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and
      Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other
      Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer
      Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the
Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating
Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in that exchange will be subject to the Class A
Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.
Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification  as a  Regulated  Investment  Company.  The Fund has  elected to be taxed as a  regulated  investment  company  under  Subchapter  M of the  Internal
Revenue Code of 1986, as amended.  As a regulated  investment  company,  the Fund is not  subject  to  federal  income  tax on the  portion  of its net  investment income  (that  is,  taxable  interest,  dividends,  and  other  taxable  ordinary income,  net of  expenses)  and capital  gain net income  (that is, the excess of net  long-term  capital  gains  over  net  short-term  capital  losses)  that  it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the
Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the
Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The
Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal Revenue
Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation of Fund Distributions. The Fund intends to qualify under the
Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the Internal
Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the
Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S.
          government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures,
(4)   any net short-term capital gain; and
(5)   any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of their pro rata share of such gain. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends (not including
"exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any
             -
shareholder (1) who has failed to provide a correct taxpayer identification
                                            -------
number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient"
(such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the
       -
redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.
All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the
Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign  Shareholders.  Under U.S. tax law,  taxation of a shareholder  who is a  foreign  person  (to  include,  but not  limited  to, a  nonresident  alien individual,  a foreign  trust,  a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign  person's income from the  Fund is  effectively  connected  with the  conduct  of a U.S.  trade or
business.    Typically,   ordinary   income   dividends   paid   (not   including
exempt-interest  dividends  paid  by  the  Fund)  from  a  mutual  fund  are  not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively connected
                                                     ---
with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 30% (29%
for payments after December 31, 2003) on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the
Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal
Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash
Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc. a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the
Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the independent auditors of the
Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 To the Board of Trustees and Shareholders of
 Oppenheimer Limited Term Municipal Fund:

 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Limited Term Municipal Fund, (formerly Oppenheimer Intermediate
 Municipal Fund), a series of Oppenheimer Municipal Fund, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets
 for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial
 statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan
 and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting
 the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received
 from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Limited Term Municipal Fund (formerly Oppenheimer Intermediate
 Municipal Fund), a series of Oppenheimer Municipal Fund, as of September 30,
 2002, the results of its operations for the year then ended, the changes in its
 net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
----------------------------
 Deloitte & Touche LLP

 Denver, Colorado
 October 25, 2002

STATEMENT OF INVESTMENTS  September 30, 2002

Principal
Market Value
   Amount                                                     Coupon
Maturity          See Note 1
-----------------------------------------------------------------------------------------------------------

 Municipal Bonds and Notes--106.4%

 Alabama--5.3%
$7,700,000  Camden, AL IDB Solid Waste Disposal
            (Macmillan Bloedel Ltd.)                           7.750%
04/01/2019       $   7,857,850
-----------------------------------------------------------------------------------------------------------
    30,000  Jasper, AL Medical Clinic Board
            (Walker Regional Medical Center)                   6.400
07/01/2011              30,643
-----------------------------------------------------------------------------------------------------------
   695,000  Montgomery, AL
            (Montgomery Medical Clinic Board)                  7.375
03/01/2006             704,098

---------------

8,592,591

-----------------------------------------------------------------------------------------------------------
 Alaska--0.0%
    15,000  Valdez, AK Marine Terminal (Sohio Pipeline)        7.125
12/01/2025              15,626
-----------------------------------------------------------------------------------------------------------
 Arizona--0.7%
 1,090,000  AZ Educational Loan Marketing Corp., Series B      7.000
03/01/2005           1,104,508
-----------------------------------------------------------------------------------------------------------
 Arkansas--0.0%
    25,000  Independence County, AR Pollution Control
            (Arkansas Power & Light)                           6.250
01/01/2021              25,674
-----------------------------------------------------------------------------------------------------------
 California--2.5%
 3,200,000  CA SCD Authority COP (Cedars-Sinai
            Medical Center) INFLOS(1,2)                        8.741
11/01/2015           3,411,744
-----------------------------------------------------------------------------------------------------------
   100,000  CA SCD Authority COP (Cedars-Sinai
            Medical Center) PARS & INFLOS(3)                   5.400
11/01/2015             103,309
-----------------------------------------------------------------------------------------------------------
   500,000  Sacramento, CA Cogeneration Authority
            (Proctor & Gamble)                                 6.375
07/01/2010             541,440

---------------

4,056,493

-----------------------------------------------------------------------------------------------------------
 Colorado--2.7%
 1,090,000  CO Hsg. & Finance Authority, Series C(4)           6.875
11/01/2028           1,117,206
-----------------------------------------------------------------------------------------------------------
 1,000,000  Denver, CO City & County Airport RITES(1,2)        9.949
11/15/2014           1,308,790
-----------------------------------------------------------------------------------------------------------
 1,500,000  Denver, CO City & County Airport RITES(1,2)        9.949
11/15/2015           1,940,565

---------------

4,366,561
-----------------------------------------------------------------------------------------------------------
 Connecticut--1.3%
 1,260,000  Mashantucket, CT Western Pequot Tribe,
            Series A(5)                                        6.500
09/01/2005           1,394,001
-----------------------------------------------------------------------------------------------------------
   600,000  Mashantucket, CT Western Pequot Tribe,
            Series B(5)                                        5.600
09/01/2009             653,466

---------------

2,047,467
-----------------------------------------------------------------------------------------------------------
 Delaware--0.8%
 1,080,000  DE EDA (Student Hsg.-University Courtyard)         5.750
08/01/2014           1,218,974
-----------------------------------------------------------------------------------------------------------
 Florida--1.2%
   780,000  Brevard County, FL Hsg. Finance Authority
            (Single Family Mtg.)                               6.700
09/01/2027             816,286
-----------------------------------------------------------------------------------------------------------
    40,000  Dade County, FL Aviation, Series B                 6.600
10/01/2022              40,845
-----------------------------------------------------------------------------------------------------------
 1,000,000  FL HFA (Multifamily Hsg.), Series C                6.000
08/01/2011           1,082,190

STATEMENT OF INVESTMENTS  Continued

Principal
Market Value
  Amount                                                      Coupon
Maturity          See Note 1
-----------------------------------------------------------------------------------------------------------

 Florida--Continued
 $  75,000  Miami, FL Community Redevel. (Southeast
            Overtown/Park West)                                8.500%
10/01/2015       $      75,937

---------------

2,015,258
-----------------------------------------------------------------------------------------------------------
 Georgia--0.1%
    40,000  GA Hsg. & Finance Authority
            (Home Ownership Program)                           6.600
06/01/2025              41,528
-----------------------------------------------------------------------------------------------------------
    40,000  Savannah, GA EDA (Union Camp Corp.)                6.800
02/01/2012              40,756

---------------

82,284
-----------------------------------------------------------------------------------------------------------
 Idaho--0.0%
    15,000  ID Hsg. Agency                                     7.600
07/01/2005              15,059
-----------------------------------------------------------------------------------------------------------
 Illinois--7.1%
 6,500,000  IL DFA (Citgo Petroleum Corp.)                     8.000
06/01/2032           6,768,125
-----------------------------------------------------------------------------------------------------------
 1,000,000  IL EFA (DePaul University)                         5.625
10/01/2016           1,137,880
-----------------------------------------------------------------------------------------------------------
 2,000,000  IL Health Facilities Authority (Fransican Sisters) 6.000
09/01/2009           2,297,160
-----------------------------------------------------------------------------------------------------------
 1,005,000  IL Regional Transportation Authority               6.250
07/01/2014           1,246,853

---------------

11,450,018

-----------------------------------------------------------------------------------------------------------
 Indiana--5.0%
 3,555,000  Carmel, IN Retirement Rental Hsg. (Beverly
            Enterprises)                                       8.750
12/01/2008           3,670,893
-----------------------------------------------------------------------------------------------------------
 1,135,000  IN Bond Bank (State Revolving Fund)                6.875
02/01/2012           1,274,832
-----------------------------------------------------------------------------------------------------------
 2,500,000  Indianapolis, IN Airport (Federal Express Corp.)   7.100
01/15/2017           2,682,250
-----------------------------------------------------------------------------------------------------------
   500,000  Rockport, IN Pollution Control (Indiana-
            Michigan Power Company)                            7.600
03/01/2016             512,600

---------------

8,140,575

-----------------------------------------------------------------------------------------------------------
 Kentucky--2.0%
 2,980,000  Ashland, KY Sewer & Solid Waste
            (Ashland Inc.)                                     7.125
02/01/2022           3,161,303
-----------------------------------------------------------------------------------------------------------
 Louisiana--20.7%
 1,820,000  Hodge, LA Utility (Stone Container Corp.)          9.000
03/01/2010           1,861,678
-----------------------------------------------------------------------------------------------------------
17,435,000  LA Tobacco Settlement Financing Corp. (TASC)       5.875
05/15/2039          16,509,201
-----------------------------------------------------------------------------------------------------------
 7,600,000  Lake Charles, LA Harbor & Terminal Port
            Facilities (Trunkline Louisiana National
            Guard Co.)                                         7.750
08/15/2022           7,953,400
-----------------------------------------------------------------------------------------------------------
    25,000  St. Charles Parish, LA (Louisiana Power &
            Light Company)                                     7.050
04/01/2022              25,640
-----------------------------------------------------------------------------------------------------------
 7,035,000  St. Charles Parish, LA (Louisiana Power &
            Light Company)                                     7.500
06/01/2021           7,141,510

---------------

33,491,429
-----------------------------------------------------------------------------------------------------------
 Maine--0.0%
    25,000  ME Finance Authority (Great Northern Paper)        7.750
10/01/2022              25,475
-----------------------------------------------------------------------------------------------------------
    20,000  ME Hsg. Authority, Series A-6                      6.350
11/15/2022              20,554

---------------

46,029

Principal
Market Value
   Amount                                                      Coupon
Maturity          See Note 1
-----------------------------------------------------------------------------------------------------------

 Maryland--0.1%
 $  75,000  Baltimore, MD City Hsg. Corp., Series A            7.250%
07/01/2023       $      75,224
-----------------------------------------------------------------------------------------------------------
    20,000  Baltimore, MD Port Facilities (E.I. DuPont
            De Nemours)                                        6.500
10/01/2011              20,683
-----------------------------------------------------------------------------------------------------------
    25,000  MD State Transportation Authority                  6.500
07/01/2004              25,357

---------------

121,264
-----------------------------------------------------------------------------------------------------------
 Massachusetts--1.1%
 1,750,000  MA HFA, Series A(4)                                6.600
07/01/2014           1,836,817
-----------------------------------------------------------------------------------------------------------
 Michigan--1.6%
    20,000  MI HDA, Series B                                   5.700
04/01/2012              20,580
-----------------------------------------------------------------------------------------------------------
 2,500,000  MI Hospital Finance Authority (Detroit Sinai
            Hospital)                                          6.000
01/01/2008           2,557,250
-----------------------------------------------------------------------------------------------------------
    20,000  Ottawa County, MI (Ottawa Water Treatment)         6.000
05/01/2010              20,271

---------------

2,598,101
-----------------------------------------------------------------------------------------------------------
 Minnesota--4.6%
 2,610,000  Hubbard County, MN Solid Waste (Potlatch
            Corp.)(4)                                          7.375
08/01/2013           2,625,008
-----------------------------------------------------------------------------------------------------------
 4,500,000  St. Louis Park, MN Health Care Facilities
            Inverse Floaters(1,2,4)                            8.547
07/01/2013           4,747,860

---------------

7,372,868
-----------------------------------------------------------------------------------------------------------
 Mississippi--0.0%
    15,000  Lamar County, MS Pollution Control                 6.125
03/01/2008              15,238
-----------------------------------------------------------------------------------------------------------
    20,000  MS Business Finance Corp. (E.I. DuPont De
            Nemours)                                           7.150
05/01/2016              20,464
-----------------------------------------------------------------------------------------------------------
    30,000  MS Home Corp. (Government National
            Mortgage Assn. Collateral Mtg.), Series B          6.500
12/01/2024              30,941

---------------

66,643
-----------------------------------------------------------------------------------------------------------
 Missouri--0.8%
    15,000  Jackson County, MO IDA (St. Joseph
            Health Center)                                     6.500
07/01/2012              15,311
-----------------------------------------------------------------------------------------------------------
 1,250,000  St. Louis, MO Airport Revenue                      6.000
01/01/2008           1,270,550

---------------

1,285,861
-----------------------------------------------------------------------------------------------------------
 Nebraska--0.2%
   370,000  NE Higher Education Loan Program, Series A-6       5.900
06/01/2003             378,536
-----------------------------------------------------------------------------------------------------------
 Nevada--1.3%
 2,000,000  Clark County, NV Passenger Facility (Las
            Vegas/McCarran International Airport)(4)           6.500
07/01/2012           2,046,740
-----------------------------------------------------------------------------------------------------------
 New Hampshire--1.7%
 2,000,000  Manchester, NH Hsg. & Redevel. Authority,
            Series A                                           6.750
01/01/2014           2,305,580
-----------------------------------------------------------------------------------------------------------
    25,000  NH HE&H Facilities Authority (Elliot
            Hospital of Manchester)                            7.125
10/01/2013              25,052
-----------------------------------------------------------------------------------------------------------
   325,000  NH HFA (Single Family Mtg.), Series C              6.900
07/01/2019             337,158

STATEMENT OF INVESTMENTS  Continued

Principal
Market Value
  Amount                                                      Coupon
Maturity       See Note 1
-----------------------------------------------------------------------------------------------------------

 New Hampshire--Continued
 $  15,000  NH HFA (Single Family Residential Mtg.),
            Series D                                           6.950%
01/01/2006       $      15,340

---------------

2,683,130
-----------------------------------------------------------------------------------------------------------
 New Jersey--0.7%
 1,265,000  NJ HCF (Columbus Hospital), Series A               7.500
07/01/2021           1,108,773
-----------------------------------------------------------------------------------------------------------
 New Mexico--0.0%
    25,000  Farmington, NM Pollution Control
            (Public Service Company of New Mexico)             6.400
08/15/2023              25,470
-----------------------------------------------------------------------------------------------------------
    25,000  Las Vegas, NM Water Improvement                    7.250
06/01/2004              25,211

---------------

50,681
-----------------------------------------------------------------------------------------------------------
 New York--3.0%
 1,800,000  NYC, NY GO RIBS(1,2)                              10.460
08/01/2014           1,953,630
-----------------------------------------------------------------------------------------------------------
 2,500,000  NYS Thruway Authority                              6.000
04/01/2011           2,902,900

---------------

4,856,530
-----------------------------------------------------------------------------------------------------------
 North Carolina--1.4%
    10,000  Chatham County, NC IFPCFA
            (Carolina Power & Light Company)                   6.300
06/15/2014              10,245
-----------------------------------------------------------------------------------------------------------
    75,000  NC Eastern Municipal Power Agency                  6.250
01/01/2012              77,016
-----------------------------------------------------------------------------------------------------------
    65,000  NC Eastern Municipal Power Agency                  6.250
01/01/2023              66,978
-----------------------------------------------------------------------------------------------------------
    85,000  NC Eastern Municipal Power Agency                  6.500
01/01/2017              86,909
-----------------------------------------------------------------------------------------------------------
    65,000  NC Eastern Municipal Power Agency, Series B        5.500
01/01/2017              65,532
-----------------------------------------------------------------------------------------------------------
   100,000  NC Municipal Power Agency
            (Catawba Electric)                                 5.750
01/01/2020             100,693
-----------------------------------------------------------------------------------------------------------
 1,745,000  NC Municipal Power Agency
            (Catawba Electric)                                 6.250
01/01/2017           1,794,872

---------------

2,202,245
-----------------------------------------------------------------------------------------------------------
 Ohio--6.3%
 2,445,000  Marion County, OH Health Care Facility
            (United Church Homes)                              6.375
11/15/2010           2,529,890
-----------------------------------------------------------------------------------------------------------
 1,000,000  Montgomery County, OH HCF, Series B                6.000
02/01/2010             885,910
-----------------------------------------------------------------------------------------------------------
 3,000,000  OH Air Quality Devel. Authority
            (Cleveland Electric Illuminating Company)          6.000
12/01/2013           3,130,320
-----------------------------------------------------------------------------------------------------------
 1,500,000  OH Air Quality Devel. Authority
            (Cleveland Electric Illuminating Company)          6.100
08/01/2020           1,537,695
-----------------------------------------------------------------------------------------------------------
 2,000,000  OH Air Quality Devel. Authority
            (Ohio Edison Company)                              5.800
06/01/2004           2,063,460
-----------------------------------------------------------------------------------------------------------
    25,000  OH Water Devel. Authority
            (General Motors Corp.)                             5.900
06/15/2008              25,078

---------------

10,172,353
-----------------------------------------------------------------------------------------------------------
 Oregon--0.1%
   220,000  OR Hsg. & Community Services Dept.
            (Single Family Mtg.), Series H                     6.000
07/01/2027             230,413

Principal
Market Value
    Amount                                                    Coupon
Maturity          See Note 1
-----------------------------------------------------------------------------------------------------------

 Pennsylvania--5.1%
$1,250,000  Allegheny County, PA HDA
            (West Penn Allegheny Health System)                9.250%
11/15/2022       $   1,381,963
-----------------------------------------------------------------------------------------------------------
 2,000,000  Carbon County, PA IDA
            (Panther Creek Partners)                           6.650
05/01/2010           2,129,880
-----------------------------------------------------------------------------------------------------------
 2,000,000  Philadelphia, PA Airport Revenue                   5.375
06/15/2014           2,170,140
-----------------------------------------------------------------------------------------------------------
 2,515,000  Schuylkill County, PA IDA
            (Schuylkill Energy Resources)                      6.500
01/01/2010           2,597,190

---------------

8,279,173
-----------------------------------------------------------------------------------------------------------
 South Carolina--4.3%
    20,000  Fairfield County, SC Pollution Control
            (South Carolina Electric & Gas Company)            6.500
09/01/2014              20,671
-----------------------------------------------------------------------------------------------------------
   515,000  Florence County, SC IDR
            (Stone Container Corp.)                            7.375
02/01/2007             518,167
-----------------------------------------------------------------------------------------------------------
    50,000  Richland County, SC Pollution Control
            (South Carolina Electric & Gas Company)            6.500
09/01/2014              51,676
-----------------------------------------------------------------------------------------------------------
 3,400,000  Richland County, SC Solid Waste
            (Union Camp Corp.)                                 6.750
05/01/2022           3,475,888
-----------------------------------------------------------------------------------------------------------
 1,800,000  SC Tobacco Settlement Management
            Authority, Series B                                6.375
05/15/2028           1,823,058
-----------------------------------------------------------------------------------------------------------
 1,000,000  SC Transportation Infrastructure Bank,
            Series A                                           5.500
10/01/2019           1,114,470

---------------

7,003,930
-----------------------------------------------------------------------------------------------------------
 Tennessee--0.5%
   750,000  McMinn County, TN IDB Solid Waste
            (Calhoun Newsprint)                                7.400
12/01/2022             752,827
-----------------------------------------------------------------------------------------------------------
    50,000  Shelby County, TN HE&HF
            (Windsor Apartments), Series A(2)                  6.750
10/01/2017              50,000
-----------------------------------------------------------------------------------------------------------
    35,000  South Fulton, TN IDB (Tyson Foods)                 6.350
10/01/2015              36,776
-----------------------------------------------------------------------------------------------------------
    25,000  TN Hsg. Devel. Agency, Series A                    5.900
07/01/2018              25,723

---------------

865,326
-----------------------------------------------------------------------------------------------------------
 Texas--6.3%
    65,000  Baytown, TX Properties Management &
            Devel. Corp. (Baytown Terrace)                     6.100
08/15/2021              65,666
-----------------------------------------------------------------------------------------------------------
   500,000  Dallas, TX Hsg. Corp. (Section 8)                  7.850
08/01/2013             519,875
-----------------------------------------------------------------------------------------------------------
 3,000,000  Dallas-Fort Worth, TX International
            Airport (American Airlines)                        5.950
05/01/2029           2,682,060
-----------------------------------------------------------------------------------------------------------
 3,000,000  Harris County, TX IDC (Kinder Morgan
            Energy Partners LP)                                6.950
02/01/2022           3,077,460
-----------------------------------------------------------------------------------------------------------
 1,000,000  Lower Neches Valley, TX IDC (Mobil Oil
            Refining Corp.)(4)                                 6.400
03/01/2030           1,061,840
-----------------------------------------------------------------------------------------------------------
   115,000  Montgomery County, TX Hsg. Finance
            Corp. (Holly Creek)                                5.900
07/01/2025             117,186
-----------------------------------------------------------------------------------------------------------
 1,750,000  North Forest, TX Independent School
            District GO                                        6.000
08/15/2025           1,860,337

STATEMENT OF INVESTMENTS  Continued

Principal
Market Value
    Amount                                                    Coupon
Maturity          See Note 1
-----------------------------------------------------------------------------------------------------------

 Texas--Continued
 $ 100,000  Pampa, TX Water & Sewer                            6.100%
09/01/2010       $     100,219
-----------------------------------------------------------------------------------------------------------
   750,000  Port of Bay City, TX (Hoechst Celanese Corp.)      6.500
05/01/2026             758,783

---------------

10,243,426
-----------------------------------------------------------------------------------------------------------
 U.S. Possessions--1.6%
 1,925,000  Puerto Rico Municipal Finance
            Agency RITES(1,2)                                  9.685
08/01/2013           2,555,611
-----------------------------------------------------------------------------------------------------------
 Virginia--0.1%
    35,000  Portsmouth, VA Redevel. & Hsg. Authority
            (Holiday Inn)                                      7.375
05/15/2010              33,822
-----------------------------------------------------------------------------------------------------------
   100,000  Russell County, VA IDA Pollution Control
            (Appalachian Power Company)                        7.700
11/01/2007             100,548

---------------

134,370
-----------------------------------------------------------------------------------------------------------
 Washington--0.9%
 1,280,000  Port Seattle, WA Special Facility, Series B        5.750
09/01/2014           1,443,059
-----------------------------------------------------------------------------------------------------------
 West Virginia--1.0%
 1,600,000  Putnam County, WV Pollution Control
            (Appalachian Power Company)                        6.600
07/01/2019           1,648,480
-----------------------------------------------------------------------------------------------------------
 Wisconsin--14.3%
23,070,000  Badger, WI Tobacco Asset Securitization Corp.      6.125
06/01/2027          23,100,914
-----------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost
$166,792,307)                                106.4%        172,115,093
-----------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other
Assets                                           (6.4)        (10,368,693)

---------------------------------
 Net
Assets
100.0%      $ 161,746,400

=================================

Footnotes to Statement of Investments

COP      Certificates of Participation
DFA      Development Finance Authority
EDA      Economic Development Authority
EFA      Educational Facilities Authority
GO       General Obligation
HCF      Health Care Facilities
HDA      Hospital Development Authority
HE&H     Higher Educational and Health
HE&HF    Higher Educational and Housing Facilities
HFA      Housing Finance Agency
IDA      Industrial Development Agency
IDB      Industrial Development Board
IDC      Industrial Development Corporation
IDR      Industrial Development Revenue
IFPCFA   Industrial Facilities and Pollution Control Financing Authority
INFLOS   Inverse Floating Rate Securities
NYC      New York City
NYS      New York State
PARS     Periodic Auction Reset Securities
RIBS     Residual Interest Bonds
RITES    Residual Interest Tax Exempt Security
SCD      Statewide Communities Development
TASC     Tobacco Settlement Asset-Backed Bonds

To simplify the listings of securities, abbreviations are used per the table below:

1. Represents the current interest rate for a variable rate bond known as an
"inverse floater." See Note 1 of Notes to Financial Statements.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to
Financial
Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. When-issued security to be delivered and settled after September 30, 2002.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,047,467 or 1.27% of the Fund's net assets as of September 30, 2002.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2002

-----------------------------------------------------------------------------------------------

 Assets
 Investments, at value (cost $166,792,307)--see accompanying
statement         $ 172,115,093
-----------------------------------------------------------------------------------------------

Cash
460,346
-----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments
sold
5,666,125

Interest
3,138,831
 Shares of beneficial interest
sold                                                1,235,429

Other
41,989

----------------
 Total
assets
182,657,813

-----------------------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Investments purchased (including $13,575,072 purchased on a when-issued
basis)   16,658,138
 Notes payable to bank (interest rate 2.625% at September 30,
2002)                3,600,000

Dividends
407,130
 Distribution and service plan
fees                                                   93,165
 Shares of beneficial interest
redeemed                                               55,465
 Shareholder
reports
49,807
 Transfer and shareholder servicing agent
fees                                        15,783
 Trustees'
compensation
577

Other
31,348

----------------
 Total
liabilities
20,911,413

-----------------------------------------------------------------------------------------------
 Net
Assets                                                                    $
161,746,400

================

-----------------------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial
interest                                    $      10,891
-----------------------------------------------------------------------------------------------
 Additional paid-in
capital                                                      162,219,701
-----------------------------------------------------------------------------------------------
 Undistributed net investment
income                                                 162,611
-----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment
transactions                         (5,969,589)
-----------------------------------------------------------------------------------------------
 Net unrealized appreciation on
investments                                        5,322,786

----------------
 Net
Assets                                                                    $
161,746,400

================

STATEMENT OF ASSETS AND LIABILITIES  Continued

----------------------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $112,311,690 and 7,559,129 shares of beneficial interest
outstanding)                $14.86
 Maximum offering price per share (net asset value plus sales charge of
 3.50% of offering
price)                                                             $15.40
----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$24,085,565
 and 1,622,065 shares of beneficial interest
outstanding)                             $14.85
----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$25,349,145
 and 1,710,147 shares of beneficial interest
outstanding)                             $14.82

 See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2002

-------------------------------------------------------------------------------
 Investment Income
 Interest                                                          $ 8,403,968

-------------------------------------------------------------------------------
 Expenses
 Management fees                                                       689,836
-------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                               241,770
 Class B                                                               209,544
 Class C                                                               210,423
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                88,347
 Class B                                                                17,941
 Class C                                                                17,921
-------------------------------------------------------------------------------
 Shareholder reports                                                    39,533
-------------------------------------------------------------------------------
 Interest expense                                                       32,702
-------------------------------------------------------------------------------
 Custodian fees and expenses                                            12,564
-------------------------------------------------------------------------------
 Accounting service fees                                                12,000
-------------------------------------------------------------------------------
 Trustees' compensation                                                  9,032
-------------------------------------------------------------------------------
 Other                                                                  37,363

------------
 Total expenses                                                      1,618,976
 Less reduction to custodian expenses
(5,118)
 Less voluntary reimbursement of expenses
(38,136)

------------
 Net expenses                                                        1,575,722

-------------------------------------------------------------------------------
 Net Investment Income                                               6,828,246

-------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                           906,134
 Closing of futures contracts
(346,008)

------------
 Net realized gain                                                     560,126
-------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                1,084,727

------------
 Net realized and unrealized gain                                    1,644,853

-------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations              $ 8,473,099

============

 See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended September 30,
2002          2001
--------------------------------------------------------------------------------------------

 Operations
 Net investment income                                           $
6,828,246  $  6,434,047
--------------------------------------------------------------------------------------------
 Net realized gain (loss)
560,126      (395,521)
--------------------------------------------------------------------------------------------
 Net change in unrealized appreciation
1,084,727     4,240,189

---------------------------
 Net increase in net assets resulting from operations
8,473,099    10,278,715

--------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A
(4,991,375)   (4,855,308)
 Class B
(886,543)     (773,935)
 Class C
(891,815)     (742,695)

--------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A
10,410,653    (1,180,556)
 Class B
4,327,595     1,024,890
 Class C
5,446,946     1,820,600
--------------------------------------------------------------------------------------------
 Net Assets
 Total increase
21,888,560     5,571,711
--------------------------------------------------------------------------------------------
 Beginning of period
139,857,840   134,286,129

---------------------------
 End of period [including undistributed net investment
 income of $162,611 and $104,098, respectively]
$161,746,400  $139,857,840

===========================
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Limited Term Municipal Fund (the Fund) which operated under the name of Oppenheimer Intermediate Municipal Fund through September 29, 2002 is a
 separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax. The Fund's investment advisor is
 OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B and Class C shares. Class A shares are sold
 at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes
A, B
 and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price
 of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last
 sale price on the prior trading day, if it is within the spread of the closing
 bid and asked prices, and if not, at the closing bid price. Securities
 (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
 Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
 debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Securities Purchased on a When-Issued (or Forward Commitment) Basis. Delivery
 and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date.
Normally
 the settlement date occurs within six months after the trade date; however, the
 Fund may, from time to time, purchase securities whose settlement date extends
 six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets
 with a market value equal to or greater than the amount of its commitments.
 These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of September
30,
 2002, the Fund had entered into when-issued purchase commitments (or forward commitments) of $13,575,072.

24| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
 Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
 As interest rates rise, inverse floaters produce less current income. The price
 of such securities is more volatile than comparable fixed rate securities.
The
 Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $15,918,200 as of September 30, 2002.
 Including the effect of leverage, inverse floaters represent 8.72% of the
 Fund's total assets as of September 30, 2002.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than
 those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
 Therefore, no federal income or excise tax provision is required.

 As of September 30, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

         Expiring
         -------------------------
         2009           $5,969,589

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the
 fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized
 gain was recorded by the Fund.

25 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 The tax character of distributions paid during the years ended September 30,
 2002 and September 30, 2001 was as follows:

                                           Year Ended          Year Ended
                                   September 30, 2002  September 30, 2001
                 --------------------------------------------------------
                 Distributions paid from:
                 Ordinary income           $6,769,733          $6,371,938
                 Long-term capital gain            --                  --
                 Return of capital                 --                  --
                                           ------------------------------
                 Total                     $6,769,733          $6,731,938
                                           ==============================

 As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income   $   162,611
                 Accumulated net realized loss          (5,969,589)
                 Net unrealized appreciation             5,322,786
                                                       -----------
                 Total                                 $  (484,192)
                                                       ===========

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon
 ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income
and
 expenses during the reporting period. Actual results could differ from those estimates.

26| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Year Ended September 30, 2002      Year Ended
September 30, 2001
                                     Shares        Amount
Shares           Amount
----------------------------------------------------------------------------------------------

 Class A
 Sold                             1,990,241   $29,050,953
1,491,339     $ 21,763,611
 Dividends and/or
 distributions reinvested           249,395     3,627,486
245,277        3,571,928
 Redeemed                        (1,529,766)  (22,267,786)
(1,822,371)     (26,516,095)

--------------------------------------------------------------
 Net increase (decrease)            709,870   $10,410,653
(85,755)    $ (1,180,556)

==============================================================

----------------------------------------------------------------------------------------------
 Class B
 Sold                               672,597   $ 9,807,594
344,374     $  5,029,852
 Dividends and/or
 distributions reinvested            34,560       502,236
32,863          478,430
 Redeemed                          (413,016)   (5,982,235)
(308,042)      (4,483,392)

--------------------------------------------------------------
 Net increase                       294,141   $ 4,327,595
69,195     $  1,024,890

==============================================================

----------------------------------------------------------------------------------------------
 Class C
 Sold                               669,612   $ 9,749,542
376,581     $  5,480,486
 Dividends and/or
 distributions reinvested            39,981       580,154
34,545          502,143
 Redeemed                          (335,338)   (4,882,750)
(287,855)      (4,162,029)

--------------------------------------------------------------
 Net increase                       374,255   $ 5,446,946
123,271     $  1,820,600

==============================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2002, were
 $176,763,395 and $143,921,009, respectively.

 As of September 30, 2002, unrealized appreciation (depreciation) based on cost
 of securities for federal income tax purposes of $166,792,307 was composed of:

                     Gross unrealized appreciation     $5,797,067
                     Gross unrealized depreciation       (474,281)
                                                       ----------
                     Net unrealized appreciation       $5,322,786
                                                       ==========

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

27| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the
investment advisory agreement with the Fund which provides for a fee of 0.50%
of
the first $100 million of average annual net assets, 0.45% of the next $150 million, 0.425% of the next $250 million, and 0.40% of average annual net assets
in excess of $500 million. Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.10% or
0.05%, as the case may be, of the Fund's average daily net assets if the
Fund's
trailing one year performance percentile at the end of the preceding quarter is
in either the fourth or the fifth quintile of the Fund's Lipper peer group, respectively. The foregoing waiver is voluntary and may be terminated by the
Manager at any time.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager,
acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $22.50 per account fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent
fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12B-1) Fees. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period
indicated.

                         Aggregate        Class A   Concessions
Concessions     Concessions
                         Front-End      Front-End    on Class A      on Class
B      on Class C
                     Sales Charges  Sales Charges        Shares
Shares          Shares
                        on Class A    Retained by   Advanced by     Advanced
by     Advanced by
 Year Ended                 Shares    Distributor   Distributor(1)
Distributor(1)  Distributor(1)
------------------------------------------------------------------------------------------------

 September 30, 2002       $187,431        $56,500       $12,335
$131,411       $80,274

 1. The Distributor advances concession payments to dealers for certain sales of
 Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                             Class A        Class B
Class C
                                          Contingent      Contingent
Contingent
                                            Deferred        Deferred
Deferred
                                       Sales Charges   Sales Charges  Sales
Charges
                                         Retained by     Retained by
Retained by
 Year Ended                              Distributor     Distributor
Distributor
------------------------------------------------------------------------------------

 September 30, 2002                           $2,764        $46,301
$5,423

28| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for
Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for
 services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended September 30, 2002, payments under the Class A Plan totaled $241,770, all of which were paid by the
 Distributor to recipients, and included $19,026 paid to an affiliate of the
 Manager. Any unreimbursed expenses the Distributor incurs with respect to
Class
 A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B and Class C Shares. The Fund has
 adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of
 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended September 30,
 2002, were as follows:

Distributor's

Distributor's         Aggregate
                                                               Aggregate
Unreimbursed
                                                            Unreimbursed
Expenses as %
                         Total Payments  Amount Retained        Expenses
of Net Assets
                             Under Plan   by Distributor      Under
Plan          of Class
--------------------------------------------------------------------------------------------

 Class B Plan                  $209,544         $164,139
$165,386              0.69%
 Class C Plan                   210,423           51,445
592,281              2.34

--------------------------------------------------------------------------------
 5. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future
 date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate
 futures" in order to gain exposure to or to seek to protect against changes in
 market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The
Fund
 may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal
 to the daily changes in the contract value and are recorded as unrealized gains
 and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

29| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 5. Futures Contracts Continued
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
 Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value
 of the contract or option may not correlate with changes in the value of the underlying securities.
--------------------------------------------------------------------------------
 6. Illiquid Securities
 As of September 30, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available
 market or if its valuation has not changed for a certain period of time. The
 Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
 September 30, 2002 was $15,968,200, which represents 9.87% of the Fund's net assets.
--------------------------------------------------------------------------------
 7. Bank Borrowings
 The Fund may borrow up to 33 1/3% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of
 securities with borrowed funds creates leverage in the Fund. Effective August
 8, 2002, the Fund has entered into an agreement which enables it to participate
 with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal
 Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of
 0.09% per annum.
    The Fund had borrowings outstanding of $3,600,000 at September 30, 2002 at an interest rate of 2.625%. For the year ended September 30, 2002, the average
 monthly loan balance was $1,329,077 at an average interest rate of 2.426%.
The
 Fund had gross borrowings and gross loan repayments of $48,100,000 and
 $44,500,000, respectively, during the year ended September 30, 2002. The maximum amount of borrowings outstanding at any month-end was $10,900,000.
The
 Fund paid zero commitment fees during the year ended September 30, 2002.

30| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                   Appendix A

                       MUNICIPAL BOND RATINGS DEFINITIONS
                       ----------------------------------

Below are summaries of the rating  definitions used by the  nationally-recognized rating agencies listed below for municipal  securities.  Those ratings  represent the  opinion  of the agency as to the  credit  quality of issues  that they rate.
The summaries  below are based upon  publicly-available  information  provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM BOND RATINGS

Aaa:  Bonds  rated  "Aaa"  are  judged  to be the best  quality.  They  carry the smallest degree of investment  risk.  Interest  payments are protected by a large or by  an  exceptionally  stable  margin  and  principal  is  secure.  While  the various  protective  elements  are  likely to  change,  the  changes  that can be expected are most unlikely to impair the  fundamentally  strong  position of such issues.

Aa:  Bonds  rated  "Aa"  are  judged  to be of  high  quality  by all  standards.
Together  with  the  "Aaa"  group,  they  comprise  what are  generally  known as high-grade  bonds.  They are rated lower than the best bonds  because  margins of protection  may  not be as  large  as  with  Aaa  securities  or  fluctuation  of protective  elements may be of greater  amplitude or there may be other  elements present which make the long-term  risk appear  somewhat  larger than the of "Aaa"
securities.

A: Bonds rated "A" possess many  favorable  investment  attributes  and are to be
considered  as  upper-medium-grade   obligations.   Factors  giving  security  to
principal  and  interest  are  considered  adequate  but  elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are  considered  medium-grade  obligations;  that is, they
are  neither  highly  protected  nor  poorly  secured.   Interest   payments  and
principal  security  appear  adequate  for the  present  but  certain  protective elements may be lacking or may be  characteristically  unreliable  over any great length of time. Such bonds lack outstanding  investment  characteristics and have speculative characteristics as well.

Ba:  Bonds  rated  "Ba" are judged to have  speculative  elements.  Their  future
cannot  be  considered  well-assured.   Often  the  protection  of  interest  and
principal  payments may be very moderate and thereby not well safeguarded  during both good and bad times over the future.  Uncertainty  of position  characterizes bonds in this class.

B: Bonds rated "B" generally lack  characteristics  of the desirable  investment.
Assurance of interest and  principal  payments or of  maintenance  of other terms of the contract over any long period of time may be small.

Caa:  Bonds  rated "Caa" are of poor  standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds  rated "Ca"  represent  obligations  which are  speculative  in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds  rated "C" are the lowest  class of rated  bonds and can be  regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...):  Bonds for which the security  depends on the completion of some act or the  fulfillment  of some  condition  are rated  conditionally.  These  bonds are secured  by  (a)  earnings  of  projects  under  construction,  (b)  earnings  of projects  unseasoned  in  operating  experience,  (c)  rentals  that  begin  when
facilities  are  completed,   or  (d)  payments  to  which  some  other  limiting
condition  attaches.  The  parenthetical  rating denotes  probable credit stature upon completion of construction or elimination of the basis of the condition.

Moody's  applies  numerical  modifiers  1,  2,  and  3  in  each  generic  rating classification  from "Aa"  through  "Caa." The modifier  "1"  indicates  that the obligation ranks in the higher end of its generic rating  category;  the modifier
"2"  indicates a mid-range  ranking;  and the modifier "3" indicates a ranking in the lower end of that generic  rating  category.  Advanced  refunded  issues that are secured by certain assets are identified with a # symbol.

SHORT-TERM RATINGS - U.S. TAX-EXEMPT MUNICIPALS

There are three ratings for short-term  obligations  that are  investment  grade.
Short-term  speculative  obligations  are  designated  "SG."  For  variable  rate demand obligations,  a two-component rating is assigned.  The first (MIG) element represents  an  evaluation  by  Moody's  of the  degree of risk  associated  with scheduled  principal and interest payments.  The second element (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality.  Excellent  protection is afforded by established  cash flows,  highly  reliable  liquidity  support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes  strong credit  quality.  Margins of  protection  are ample although not as large as in the preceding group.

MIG  3/VMIG  3:  Denotes  acceptable  credit  quality.  Liquidity  and  cash-flow protection  may be narrow,  and market  access  for  refinancing  is likely to be less well established.

SG:  Denotes   speculative-grade   credit  quality.   Debt  instruments  in  this
category may lack margins of protection.

Standard & Poor's  Ratings  Services,  a division of The  McGraw-Hill  Companies,
Inc. ("Standard & Poor's")

LONG-TERM CREDIT RATINGS

AAA: Bonds rated `AAA' has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated `B' are more vulnerable to nonpayment than obligations rated
`BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.
p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.
This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
SHORT-TERM ISSUE CREDIT RATINGS

SP-1:  Strong  capacity  to pay  principal  and  interest.  An issue  with a very strong capacity to pay debt service is given a (+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability  to adverse  financial  and  economic  changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong.
This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.
F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                   Appendix B

                     Municipal Bond Industry Classifications

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                   Appendix C

         OppenheimerFunds Special Sales Charge Arrangements and Waivers
         --------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement
Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans3
         4) Group Retirement Plans4
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

   Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within
18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement
            Plan if the administrator of that Plan has made special
            arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service
            Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by
            MLIM (the funds described in (a) and (b) are referred to as
            "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and
            Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

              Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their
         "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term
         "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
         (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the
         Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code),
         in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for Value
         Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for Value
         Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
         31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than
         Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid.
         This waiver also applies to shares purchased by exchange of shares of
         Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|   Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
         4) Hardship withdrawals, as defined in the plan.6
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.7
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
         Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.  Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account.
         The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of
         Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|   Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.9
         5) To make distributions required under a Qualified Domestic Relations
            Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.10
         9) On account of the participant's separation from service.11
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the
            Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed
            10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|

      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section
         I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.    Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
              Funds Who Were Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global Value
   Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24,
1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National
   Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt
   Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the
Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
(10)  Shareholders who were shareholders of the AMA Family of Funds on February
            28, 1991 and who acquired shares of any of the Former Quest for
            Value Funds by merger of a portfolio of the AMA Family of Funds.
(11)  Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
(12)  withdrawals under an automatic withdrawal plan holding only either Class
            B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
(13)  liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
(14)  redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social
            Security Administration);
(15)  withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
(16)  liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.     Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
       Funds Who Were Shareholders of Connecticut Mutual Investment Accounts,
                                        Inc.
------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the
            Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut
            Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
            Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.         Special Reduced Sales Charge for Former Shareholders of Advance
                                  America Funds, Inc.
---------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc.
on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.      Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                              Convertible Securities Fund
---------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their
         "immediate families" as defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative service.

Oppenheimer Limited Term Municipal Fund

Internet Website:
      www.oppenheimerfunds.com
      ------------------------

Investment Advisor
     OppenheimerFunds, Inc.
     498 Seventh Avenue
     New York, New York 10018
     1.800.CALL.OPP (225.5677)

Distributor
     OppenheimerFunds Distributor, Inc.
     498 Seventh Avenue
     New York, New York 10018
     1.800.CALL.OPP (225.5677)

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217-5270
     1.800.CALL.OPP (225.5677)

Custodian Bank
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
     Deloitte & Touche LLP
     555 Seventeenth Street
     Denver, Colorado 80202

Counsel to the Funds
     Myer, Swanson, Adams & Wolf, P.C.
     1600 Broadway
     Denver, Colorado 80202

Counsel to the Independent Trustees
     Mayer, Brown, Rowe & Maw
     1675 Broadway
     New York, New York 10019
1234
PX0860.1102